Execution Version

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS AGREEMENT. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION, WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS MARKED WITH “[***]”.

GAS GATHERING AGREEMENT
by and between
APACHE CORPORATION
and
ALPINE HIGH GATHERING LP
dated
July 1, 2018

Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

GAS GATHERING AGREEMENT

EXHIBITS:
Exhibit A    -    Dedicated Area
Exhibit B    -    Receipt Points; Delivery Points
Exhibit C    -    Addresses for Notices, Statements, and Payments
Exhibit D    -     Form of Memorandum of Agreement
Exhibit E    -    Form of Memorandum of Release
Exhibit F    -    Form of Transferee Agreement
Exhibit G    -    Form of Joinder Agreement

Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

GAS GATHERING AGREEMENT
This Gas Gathering Agreement (“Agreement”) is entered into to be retroactively effective July 1, 2018 (“Effective Date”) by and between APACHE CORPORATION, a Delaware corporation (together with its successors and permitted assigns, “Producer”), and ALPINE HIGH GATHERING LP, a Delaware limited partnership (together with its successors and permitted assigns, “Gatherer”). Producer and Gatherer may be referred to herein individually as “Party,” or collectively as the “Parties.”
RECITALS
A.Gatherer owns and operates the high pressure and low pressure Gathering System (as defined in Article 1 below).
B.    Producer owns or controls Gas production in the vicinity of the Gathering System.
C.    Subject to the terms and conditions of this Agreement, Producer desires to deliver to Gatherer, and Gatherer desires to receive from Producer, Gas owned and/or controlled by Producer at the Receipt Points for Gathering on the Gathering System. In accordance with the terms and conditions of this Agreement, Gatherer shall provide the Services with respect to Producer’s Gas delivered to Gatherer hereunder.
D.    The Parties originally entered into that certain Gas Gathering Agreement dated as of May 1, 2018 (the “Original Gathering Agreement”). This Agreement hereby amends, restates, supersedes and replaces the Original Gathering Agreement in its entirety.
NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties agree as follows:
ARTICLE 1
DEFINITIONS
Capitalized terms used in this Agreement shall have the following meanings:
“2-Year Forecast” As defined in Section 2.1.
“Additional Delivery Point” As defined in Section 3.8.
“Additional Receipt Point” As defined in Section 3.7.
“Affiliate” With respect to a Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person through one or more intermediaries or otherwise. For purposes of this definition, with respect to a Person: (a) “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of Voting Securities or interests, by contract or otherwise, and the terms “controlling” and “controlled” have correlative meanings, and (b) “Voting Securities” means securities of any class of such Person entitling the holders thereof to vote in the election of, or to appoint, members of the board of directors or other similar governing

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CONFIDENTIAL TREATMENT REQUESTED

body of the Person; provided that if such Person is a limited partnership, Voting Securities of such Person shall be the general partner interest in such Person. Notwithstanding the foregoing, for purposes of Article 12, (1) Producer and Gatherer are deemed to not be Affiliates of one another, (2) Alpine High Processing LP, Alpine High Pipeline LP, Alpine High NGL Pipeline LP, and Alpine High Subsidiary GP LLC are deemed Affiliates of Alpine High Gathering LP and not Affiliates of Apache Corporation, and (3) all other Affiliates of Apache Corporation are deemed to not be Affiliates of Alpine High Gathering LP.
“Affiliate Interests” As defined in Section 2.1(g).
“Audit” As defined in Section 7.1.
“Btu” or “British Thermal Unit” The amount of heat required to raise the temperature of one (1) pound of water from fifty-nine degrees Fahrenheit (59ºF) to sixty degrees Fahrenheit (60ºF) at a constant pressure of fourteen and sixty-five hundredths (14.65) psia.
“Business Day” Any calendar day, other than a Saturday or Sunday, on which commercial banks in Houston, Texas are open for business.
“Calendar Year” The period from January 1st through December 31st of the same calendar year.
“Central Clock Time” Central Standard time throughout the year, as may be adjusted semi-annually for Central Daylight Savings time.
“Claim” Any lawsuit, claim, proceeding, investigation, or other similar action.
“Condensate” Hydrocarbons that have condensed from Gas downstream of a Receipt Point and are collected as a liquid in the Gathering System, including all liquid hydrocarbons accumulating in drips, separators and/or pipelines downstream of a Receipt Point.
“Consequential Damages” As defined in Section 18.9.
“Cubic Foot of Gas” The volume of Gas occupying one (1) cubic foot of space when such Gas is at a base pressure of fourteen and sixty-five hundredths (14.65) psia and at a base temperature of sixty degrees Fahrenheit (60ºF). Whenever the conditions of pressure and temperature differ from the foregoing standard, conversion from the foregoing standard conditions shall be made in accordance with the Ideal Gas Laws.
“Day” or “Daily” A period of time commencing at 9:00 A.M., Central Clock Time, on a calendar day and ending at 9:00 A.M., Central Clock Time, on the next succeeding calendar day.
“Dedicated Area” The lands located in Reeves, Pecos, Jeff Davis, and Culberson Counties, Texas, more particularly described in Exhibit A.
“Delivery Point” The outlet flange of Gatherer’s facilities at the point of interconnection between the low pressure Gathering System and other facilities where Gas is delivered out of the low pressure Gathering System or the outlet flange of Gatherer’s facilities at the point of interconnection between the high pressure Gathering System and other facilities where Gas is delivered out of the

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Gas Gathering Agreement dated July 1, 2018
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CONFIDENTIAL TREATMENT REQUESTED

Gathering System. The Delivery Points existing on the Effective Date, including the Gathering Subsystem to which such points belong, are reflected on Exhibit B. Gatherer shall update Exhibit B on January 1, April 1, July 1, and October 1 of each Year to include Additional Delivery Points that have been placed into service and, if necessary, to update the Gathering Subsystem of existing points; provided that Gatherer may not change the Gathering Subsystem to which an existing Delivery Point is connected without Producer’s consent.
“Delivery Point Gas Quality Specifications” The Gas quality requirements of downstream pipelines or other facility operators at the Delivery Points, as such requirements are in effect from time to time.
“Effective Date” As defined in the preamble of this Agreement.
“Firm” The provision of Services hereunder shall not be subject to interruption, except as absolutely necessary as a result of Force Majeure or, after reasonable prior notice, during periods of Maintenance, and in the event of any such interruption or in the event of excess Gas deliveries to the Gathering System (from Producer or a Third Party) over and above the System Gas Capacity, Producer’s Gas shall have first priority rights and shall be the last curtailed, unless Producer otherwise provides consent.
“Force Majeure” As defined in Section 11.2.
“Gas” Any mixture of hydrocarbons or of hydrocarbons and non-combustible gases in a gaseous state.
“Gather” or “Gathering” The receipt of Gas by Gatherer at the Receipt Points for the transportation and delivery of Gas to the Delivery Point(s).
“Gatherer Indemnified Parties” As defined in Section 12.1.
“Gathering Fees” As defined in Section 4.1.
“Gathering System” The natural gas low pressure and high pressure gathering system owned by Gatherer and located in Reeves and Pecos Counties, Texas, and the Receipt Points and Delivery Points listed on Exhibit B to the extent the facilities are owned/leased and operated by Gatherer at such points, as such system may be expanded or modified from time to time. The Gathering System shall be divided into a subsystem for all Processable Gas and a subsystem for Non-Processable Gas (each a “Gathering Subsystem”) that do not commingle.
“Governmental Authority” Any federal, state, municipal, local or similar governmental authority, regulatory or administrative agency or court with jurisdiction over the Parties or either Party, this Agreement, any of the transactions contemplated hereby, or the Gathering System or any other facilities utilized by a Party for the performance of this Agreement.
“High Pressure Gathering Fee” As defined in Section 4.1.
“Ideal Gas Laws” The thermodynamic laws applying to perfect gases.
“Interests” Any right, title, or interest in lands which gives Producer the right to produce and market oil and/or Gas therefrom, whether arising from fee ownership, working interest ownership,

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mineral ownership, leasehold ownership, farmout, or other contractual arrangement or arising from any pooling, unitization, or communitization of any of the foregoing rights within the Dedicated Area, and any and all replacements, renewals, and extensions or amendments of any of the same.
“Law” or “Laws” Any of the following: laws, rules, regulations, decrees, judgments or orders of, or licenses or permits issued by, any Governmental Authority, including, without limitation, any U.S. Bureau of Land Management requirement that is applicable to any federal lease included in the Dedicated Area.
“Loss” Any loss, cost, expense, liability, damage, sanction, judgment, lien, fine, or penalty, including reasonable attorney’s fees, incurred, suffered or paid by the applicable indemnified Persons on account of: (i) injuries (including death) to any Person or damage to or destruction of any property, sustained or alleged to have been sustained in connection with or arising out of the matters for which the indemnifying Party has agreed to indemnify the applicable indemnified Persons, or (ii) the breach of any covenant or agreement made or to be performed by the indemnifying Party pursuant to this Agreement.
“Low Pressure Gathering Fee” As defined in Section 4.1.
“Maintenance” As defined in Section 8.1.
“MAOP” The maximum allowable operating pressure.
“Material Measurement Error” As defined in Section 10.4.
“Mcf” One thousand (1,000) Cubic Feet of Gas.
“Mcf Volume” Gas as measured on an Mcf basis.
“Measurement Meter” The meter used to measure the Mcf Volume of Producer’s Gas delivered to the Gathering System at a Receipt Point.
“MMBtu” One million (1,000,000) Btus.
“MMBtu Volume” Gas as measured on an MMBtu basis.
“MMcf” One million (1,000,000) Cubic Feet of Gas.
“Month” or “Monthly” A period commencing at 9:00 A.M., Central Clock Time, on the first Day of a calendar month and extending until 9:00 A.M., Central Clock Time, on the first Day of the next succeeding calendar month.
“Monthly Invoice” As defined in Section 6.1.
“Non-Op Gas” As defined in Section 2.1.
“Non-Processable Gas” Producer’s Gas that Producer elects or has elected to not be bound for a downstream processing facility.
“Off-Spec Gas” As defined in Section 9.2.

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Gas Gathering Agreement dated July 1, 2018
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CONFIDENTIAL TREATMENT REQUESTED

“Person” An individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
“Primary Term” As defined in Section 17.1.
“Prior Dedication” As to any Interests acquired by Producer (or any of its successors or assigns under this Agreement) within the Dedicated Area, whether before or after the Effective Date, any dedication or commitment for some or all Services burdening such Interests which is in effect as of the time of any such acquisition.
“Processable Gas” Producer’s Gas that Producer elects or has elected to be bound for a downstream processing facility.
“Producer Indemnified Parties” As defined in Section 12.1.
“Producer’s Gas” All Gas now or hereafter owned or controlled by Producer and delivered to the Gathering System pursuant to the terms of this Agreement.
“psia” Pressure expressed in pounds per square inch absolute.
“psig” Pressure expressed in pounds per square inch gauge.
“Receipt Point” The inlet flange of Gatherer’s facilities at the point of interconnection between the low pressure Gathering System and Producer’s facilities or the inlet flange of Gatherer’s facilities at the point of interconnection between the high pressure Gathering System and other facilities where Gas is received into the high pressure Gathering System. The Receipt Points existing on the Effective Date, including the Gathering Subsystem to which such points belong, are listed on Exhibit B. Gatherer shall update Exhibit B on January 1, April 1, July 1, and October 1 of each Year to include Additional Receipt Points that have been placed into service and, if necessary, to update the Gathering Subsystem of existing points; provided that Gatherer may not change the Gathering Subsystem to which an existing Receipt Point is connected without Producer’s consent.
“Receipt Point Mcf Volume” The actual Mcf Volume of Gas delivered by Producer and received by Gatherer at such Receipt Point during a Month, as measured at the applicable Measurement Meter, net of buyback gas redelivered to Producer pursuant to Section 3.9.
“Receipt Point Gas Quality Specifications” For each Receipt Point, the applicable downstream Delivery Point Gas Quality Specifications.
“Required Pressure” For each Receipt Point, the pressure listed on Exhibit B for such Receipt Point; provided that for Additional Receipt Points on the low pressure portion of the Gathering System, the Required Pressure shall not be higher than [***] ([***]) psig. For Additional Receipt Points on the high pressure portion of the Gathering System the Required Pressure shall not exceed MAOP, as such MAOP may exist from time to time.
“Resolution Period” As defined in Section 2.1 or Section 3.6, as applicable.
“Services” As defined in Section 2.3.

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Gas Gathering Agreement dated July 1, 2018
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“Shipper” Any Person for whom Gatherer provides Services on the Gathering System.
“Similarly Situated Shipper” Any assignee of Producer’s interests hereunder (whether total or partial) pursuant to Section 18.6 or any Third Party Shipper for which Producer consents to Gatherer providing an equal level of service priority pursuant to Section 2.5.
“System Gas Capacity” As of any determination time, the Gathering System throughput capacity as it exists as of such time.
“Tax” or “Taxes” Any federal, state or local taxes, fees, levies or other assessments, including all sales and use, goods and services, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipt, value added, capital stock, production, business and occupation, disability, employment, payroll, license, unemployment, social security, Medicare, or withholding taxes or charges imposed by any Governmental Authority, and including any interest and penalties (civil or criminal) on any of the foregoing.
“Term” As defined in Section 17.1.
“Third Party” Any Person that, as of any applicable determination date, is not a Party to this Agreement.
“Third Party Gas” Gas other than Producer’s Gas.
“Transfer” Any direct or indirect transfer, conveyance, assignment, grant or other disposition of any rights, interests or obligations.
“Transferee Agreement” An agreement in the form as attached hereto as Exhibit F, which is to be signed by Gatherer and a Third Party to which Producer partially assigns its Interests in the Dedicated Area.
“Year” A period of three hundred sixty-five (365) consecutive Days; provided, however, any year that contains the date of February 29 shall consist of three hundred sixty-six (366) consecutive Days.
ARTICLE 2
DEDICATION AND SERVICES
Section 2.1    Dedication; Producer Reservations; Release Rights.
(a)    Dedication. Subject to the terms and conditions of this Agreement, and solely for the performance of this Agreement, Producer hereby dedicates for Gathering and the other Services to be provided by Gatherer under this Agreement and shall deliver or cause to be delivered at the Receipt Point(s) on the Gathering System the following:
(i)    all Gas produced and saved from wells now or hereafter located within the Dedicated Area or on lands pooled or unitized therewith, to the extent such Gas is attributable to Interests within the Dedicated Area, now owned or hereafter acquired by Producer and not delivered or used as permitted pursuant to this Agreement; and

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(ii)    with respect to wells now or hereafter located within the Dedicated Area or on lands pooled or unitized therewith for which Producer is the operator, Gas from such wells that is owned by other working interest owners and royalty owners (“Non-Op Gas”) but only to the extent and for the period that Producer has the right or obligation to market such Non-Op Gas;
provided, however, with respect to any such Gas that is or becomes subject to a Prior Dedication, such Gas shall not be subject to the dedication hereunder until the expiration or termination of such Prior Dedication. Upon the expiration or termination of that Prior Dedication, such additional Interests within the Dedicated Area and such Gas attributable thereto will automatically be subject to the dedication hereunder without any further action by the Parties. Producer shall notify Gatherer in writing of any such expiration or termination.
(b)    Covenant Running with the Land. It is the mutual intention of the Parties that, so long as the dedication in Section 2.1(a) is in effect, this Agreement and the dedication under Section 2.1(a) and all of the terms and provisions of this Agreement collectively shall (i) be a covenant running with the Interests within the Dedicated Area and (ii) be binding on and enforceable by Gatherer and its successors and assigns against Producer and its successors and assigns of the Interests within the Dedicated Area. Each Party agrees to execute, acknowledge, and deliver to the other Party from time to time such additional agreements and instruments as may be reasonably requested by such other Party to more fully effectuate the intention of the Parties set forth in the immediately preceding sentence, including a memorandum of this Agreement in the form set forth on Exhibit D, and in the event of a permanent release or partial assignment of the Interests dedicated hereunder, a memorandum of release in the form set forth on Exhibit E. Producer shall cause any conveyance by it of all or any of the Interests within the Dedicated Area to be made expressly subject to the terms of this Agreement. By January 31 of each year, Producer and Gatherer shall update Exhibit A to reflect any Interests within the Dedicated Area (1) acquired by Producer, (2) permanently released by Gatherer, or (3) partially assigned by Producer (and reflected in a Transferee Agreement) during the immediately preceding year, and, for the avoidance of doubt, any such new Interests within the Dedicated Area shall be subject to this Agreement (including Section 2.1(a) and Section 2.1(b)). Contemporaneously with any such update and supplement to this Agreement, Producer shall execute, acknowledge, and deliver to Gatherer a supplement to each of the applicable memoranda of this Agreement previously filed for recording in the real property records of each county in which any portion of such new Interests is located.
(c)    Forecasts. Subject to Gatherer’s compliance with the confidentiality and restricted use requirements set forth in Section 18.1, on or before October 1st of each Year during the Term of this Agreement, Producer shall deliver to Gatherer a 2-Year Forecast with respect to Producer’s Gas. “2-Year Forecast” shall mean Producer’s good faith estimate (expressed in Mcf per Day) and associated gas analysis of Producer’s Gas to be produced from the Dedicated Area, including the general geographic location and anticipated Gathering Subsystem, for each Month for the next two (2) years of the Term of the Agreement, which forecast shall be based

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on Producer’s most recent engineering and planning data. At Gatherer’s request, but no more than once per quarter, Producer and Gatherer will meet to discuss changes in the forecast to ensure that Gatherer will have adequate capacity in place to meet Producer’s requirements. For the sake of clarity, Gatherer acknowledges that Producer shall not at any time be required to deliver any of Producer’s internal budget information to Gatherer. Producer shall use all commercially reasonable efforts and information available to it to create the 2-Year Forecasts, but, given the inherent nature of the estimates involved in creating such Forecasts, Producer cannot guarantee the accuracy of any 2-Year Forecast.
(d)    Producer’s Reservations.
(i)    Gas for Lessors or Royalty Owners. Producer shall have the right to utilize Gas as may be required to be delivered to lessors or royalty owners under the terms of leases or other agreements or as required for Producer’s operations within the Dedicated Area or lands pooled or unitized therewith, as determined by Producer in its sole discretion.
(ii)    Pooling or Units. Producer may form, dissolve, and/or participate in pooling agreements or units encompassing all or any portions of the Dedicated Area, as determined by Producer in its sole discretion.
(iii)    Operational Control of Wells. Producer reserves the right to operate its leases and wells in any manner that it desires, as determined by Producer in its sole discretion and free of any control by Gatherer, including without limitation, (i) shutting-in, cleaning out, reworking, modifying, deepening, or abandoning any such wells, (ii) using any efficient, modern, or improved method for the production of its wells, (iii) flaring, burning, or venting Gas (with no fees to be associated with such Gas), and (iv) surrendering, releasing, or terminating its leases or Interests or allowing such leases or Interests to expire at any time; provided that before any well is taken out of service for any reason, Producer shall first shut-off the well’s connection to the applicable Receipt Point.
(iv)    Well Development and Operations. Producer reserves the right to use Gas (including its components) above ground or below, to develop and operate its leases and wells, including, without limitation, for Gas lift, fuel, pressure maintenance, or other re-injection purposes, secondary and tertiary recovery, drilling or cycling, operation of Producer’s facilities, and/or any other legitimate use in connection with the development and/or operation of its leases and wells that are now or hereafter become subject to the terms of this Agreement. Additionally, for Gas used for fuel, Producer has the right to remove liquid hydrocarbons from such Gas by means it deems necessary, including via low temperature separation.
(v)    No Obligation to Develop. Notwithstanding anything else in this Agreement that may be construed to the contrary, Producer reserves the right to develop

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Gas Gathering Agreement dated July 1, 2018
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and operate its leases and wells as it sees fit, in its sole discretion, and Producer shall have no obligation to Gatherer under this Agreement to develop or otherwise produce Gas or other hydrocarbons from any properties owned by it, including any properties now or hereafter located within the Dedicated Area or the lands pooled or unitized therewith.
(e)    Release from Dedication.
(i)    Immediate Temporary Release. If for any reason, including Force Majeure (but not including a pressure problem, which is addressed in Section 3.6), Gatherer does not Gather all or any portion of Producer’s Gas delivered or otherwise available for delivery at a Receipt Point, Producer shall be entitled to an immediate temporary release from dedication of such volume of Gas not Gathered, and may dispose of such Gas in any manner it sees fit, subject to Gatherer’s right to resume receipts at a subsequent time when Gatherer is able to receive all of Producer’s Gas available for delivery at the Receipt Point in accordance with the terms of this Agreement, provided, however, if during such temporary release period Producer secures a different temporary market, Gatherer may resume receipts only upon thirty (30) Days’ advance written notice and only as of the beginning of a Month, unless otherwise agreed.
(ii)    Permanent Release. In addition to Section 2.1(e)(i), above, if Gatherer does not Gather or ceases Gathering all or any portion of Producer’s Gas for delivery at a Receipt Point for any reason (but not including a pressure problem, which is addressed in Section 3.6, or a failure to meet quality requirements, for which no permanent release shall be available) for a cumulative thirty (30) Days in any ninety (90) Day period, unless such failure is caused by Force Majeure, in which case a cumulative 180 Days in any 365-Day period, then upon Producer’s written notice to Gatherer, Gatherer shall have fifteen (15) Days from receipt of such notice to propose a feasible plan to Producer that shall resolve such issue, at Gatherer’s sole cost and expense, within sixty (60) Days after proposing such plan (the “Resolution Period”). If (A) Gatherer fails to propose a resolution within the stated fifteen (15) Days, (B) the issue is not resolved after completion of Gatherer’s resolution, or (C) Gatherer does not complete such resolution within the Resolution Period for any reason (but if Gatherer’s completion is delayed or prevented by reason of Force Majeure, the Resolution Period shall be extended by an additional 120 Days), Producer may elect, by giving written notice to Gatherer, to either (x) a permanent release from dedication as to the affected Receipt Point and the portion(s) of the Dedicated Area associated with such Receipt Point (and such released portion(s) shall be stated in terms of acreage) or (y) until the issue has been resolved, [***] percent ([***]%) reduction in the then-existing Low Pressure Gathering Fees for a volume of Gas equal to Producer’s good-faith estimate of the affected volumes of Gas; provided, however, Producer shall not be entitled to the remedies set forth in either subsection (x) or subsection (y) to the extent that Producer’s good-faith estimate of the affected volumes exceeds the last 2-

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Year Forecast Producer delivered to Gatherer in accordance with Section 2.1(c). If Producer elects a permanent release, the portion(s) of the Dedicated Area to be released shall be designated by Producer, acting reasonably and in good faith, provided that Producer shall provide to Gatherer (subject to the confidentiality and non-use restrictions set forth in this Agreement) reasonable evidence to support Producer’s determination of the portion(s) of the Dedicated Area to be released, and as long as Producer’s determination of the areas to be released is reasonably supported, such determination shall be deemed conclusive.
(iii)    Release by Downstream Processor. Gatherer is providing Services in order to deliver Producer’s Gas to downstream facilities in satisfaction of Producer’s dedication to such downstream facilities. To the extent that Producer’s dedication under such downstream contracts is released, Producer shall receive a corresponding release from dedication under this Agreement.
(f)    No Election of Remedies. Producer’s exercise of any right to a release from dedication under Section 2.1(e) or Section 3.6 shall not be deemed an election of remedies for any unexcused failure of Gatherer to perform any obligation under this Agreement, and Producer shall be entitled to any and all other remedies, including specific performance and injunctive relief (without the need to post any bond).
(g)    Acquisitions by Affiliates of Producer. If any Affiliate of Producer acquires any fee ownership, working interest ownership, mineral ownership, leasehold ownership, farmout, or other contractual arrangement or arising from any pooling, unitization, or communitization of any of the foregoing rights within the Dedicated Area (“Affiliate Interests”), then Producer shall use its best efforts to cause any applicable Affiliate of Producer who acquires such Affiliate Interests to execute and deliver to Gatherer (i) a joinder to this Agreement in the form of Exhibit G attached hereto and (ii) a memorandum of this Agreement in the form set forth on Exhibit D. In the event that an Affiliate of Producer becomes a Producer under this Agreement, the liabilities of Producer and each such Affiliate of Producer shall be several and not joint.
Section 2.2    Producer’s Right to Deliver Other Gas. Subject to the terms and conditions of this Agreement and availability of capacity, Producer shall have the continuing right to deliver Producer’s equity Gas production and Gas that Producer controls as operator on behalf of non-operating partners from outside of the Dedicated Area to Gatherer at any one or more Receipt Point(s), and Gatherer shall provide Services for such Gas on the Gathering System; provided that such Gas shall not be dedicated under this Agreement.
Section 2.3    Gathering and Related Services. Subject to the terms and conditions of this Agreement, each Month during the Term Gatherer shall provide, or cause to be provided, the following services, each on a Firm basis (collectively, the “Services”):
(a)    receive, or cause to be received, Producer’s Gas at the low pressure Receipt Points;

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(b)    gather Producer’s Gas on the low pressure Gathering System;
(c)    deliver for Producer’s account all Producer’s Gas, less any Producer’s Gas required under Section 3.9, and Condensate at the low pressure Delivery Point(s),
(d)    receive, or cause to be received, Producer’s Gas at the high pressure Receipt Points;
(e)    gather Producer’s Gas on the high pressure Gathering System;
(f)    deliver for Producer’s account Producer’s Gas and Condensate at the high pressure Delivery Point(s); and
(g)    perform such other obligations and actions as are described under this Agreement.
The Services described in subparts (d)-(f) above shall be at Producer’s direction and for a volume up to the capacity of Gatherer’s high pressure Gathering System. Gatherer shall perform all Services and operate the Gathering System consistent with industry standard and in a prudent, workmanlike manner.
Notwithstanding anything in this Agreement to the contrary, Producer shall not be entitled to Services on a Firm basis on any facilities that have been built by Gatherer exclusively to service Gas volumes delivered by any Third Party customer.
Section 2.4    Modification of System Capacity. Other than during periods of emergency and/or required Maintenance, Gatherer shall not take, without Producer’s prior written consent, any action that could cause the System Gas Capacity to be reduced in a manner that negatively affects Producer’s ability to deliver Gas to any Receipt Point.
Section 2.5    Priority of Gas Services; Curtailment. Gatherer covenants that it shall not oversubscribe the Gathering System (or any Gathering Subsystem) or take additional production into the Gathering System (or any Gathering Subsystem) if, as a result, Gatherer is unable to perform its Service obligations under this Agreement. Gatherer agrees to not provide services of any kind for any Third Party Gas on the Gathering System (or any Gathering Subsystem) on a basis that has a priority (i) higher than or (ii) equal to that to which Producer is entitled under this Agreement without Producer’s prior written consent; provided, however, that in the case of (ii), such consent shall not be unreasonably withheld if the Third Party agreement shall not be reasonably expected to impact Gatherer’s ability to perform its obligations to Producer under this Agreement. If for any reason, including, without limitation, Force Majeure, Maintenance, or constraints at Delivery Point(s), Gatherer needs to curtail receipt, Gathering or delivery of Gas on any part of a Gathering Subsystem, the following procedures shall be followed:
(a)    First, Gas deliveries from all Persons other than Producer and Similarly Situated Shippers shall be curtailed prior to any curtailment or interruption of Producer’s Gas or Gas from Similarly Situated Shippers; and

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Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

(b)    Second, if additional curtailments are required beyond Section 2.5(a) above, Gatherer shall notify Producer and Similarly Situated Shippers of such curtailment and require good faith estimates of expected gas volumes from Producer and Similarly Situated Shippers. Gatherer shall then allocate the capacity of the applicable Gathering Subsystem at the affected Receipt Point on a pro rata basis based upon Producer’s and each Similarly Situated Shipper’s respective good faith estimates for the affected point.
Notwithstanding anything to the contrary contained in this Agreement, to the extent Gas deliveries from Persons other than Producer or Similarly Situated Shippers cause or would reasonably be expected to cause Producer or a Similarly Situated Shipper to reduce or curtail its Gas production, Gatherer shall curtail receipts of Gas deliveries from such Persons into the Gathering System.
Section 2.6    Third Party Gas. Gatherer agrees that it shall not accept Third Party Gas into the Gathering System if such Third Party Gas shall cause Producer’s Gas to not meet the Delivery Point Gas Quality Specifications.
Section 2.7    Operation and Maintenance of Gathering System. Gatherer shall (i) be entitled to complete operational control of the Gathering System, and (ii) construct, install, own, operate and maintain, at its sole cost, risk and expense, the Gathering System in accordance with all applicable Laws, as a reasonably prudent natural gas gathering system operator and, to the extent reasonably possible, in a cost-efficient and effective manner for Producer.
Section 2.8    Commingling. Although Producer shall retain title to Producer’s Gas (except as otherwise provided in this Agreement), the Parties agree that Producer’s Gas may constitute part of the supply of Gas from multiple sources in the Gathering System and Gatherer shall have the right, subject to Gatherer’s obligations under this Agreement, to commingle Producer’s Gas with other Gas, to deliver molecules different from those received at the Receipt Points, and to handle the molecules delivered at the Receipt Points in any manner.
ARTICLE 3
RECEIPT POINTS, DELIVERY POINTS, AND PRESSURES
Section 3.1    Receipt Points. Producer shall deliver Producer’s Gas to Gatherer at the Receipt Points.
Section 3.2    Delivery Points. Gatherer shall deliver Producer’s Gas and Condensate to the Delivery Points.
Section 3.3    Uniform Deliveries. Producer shall deliver Producer’s Gas to Gatherer, and Gatherer shall receive and redeliver Producer’s Gas, as nearly as practicable at uniform hourly and daily rates of flow.
Section 3.4    Pressure at Receipt Points. Producer shall cause Producer’s Gas to be delivered to the Receipt Points at a pressure sufficient to enter the Gathering System, provided that Gatherer maintains the operating pressure at low pressure Receipt Points at no greater than the applicable

Pg 12 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

Required Pressure. Producer shall not deliver Gas at any Receipt Point at a pressure in excess of the MAOP at the Receipt Point, as such MAOP may exist from time to time. As of the Effective Date, the MAOP at each Receipt Point shall be listed on Exhibit B, and Gatherer shall give written notice to Producer at any time thereafter that the MAOP for any Receipt Point changes and for each Additional Receipt Point when it is added.
Section 3.5    Pressure at Delivery Points. Gatherer shall deliver Gas to each Delivery Point at a pressure sufficient to enter the receiving facilities at such Delivery Point, but shall not deliver such Gas at a pressure in excess of the MAOP of such receiving facilities, as such MAOP may exist from time to time.
Section 3.6    Release Rights. At any time the operating pressure at a Receipt Point or on any Gathering Subsystem is not in compliance with the Required Pressure or in excess of the MAOP for any reason, including Force Majeure, Producer shall be entitled to an immediate temporary release from dedication and may immediately dispose of and/or deliver to any third Person any of Producer’s Gas available for delivery at Receipt Point(s) delivering to such Gathering Subsystem. In the event the operating pressure at a Receipt Point or on a Gathering Subsystem is not in compliance with the Required Pressure for a cumulative thirty (30) Days in any ninety (90) Day period for reasons other than Force Majeure, then upon Producer’s written notice to Gatherer, Gatherer shall have fifteen (15) Days from receipt of such notice to propose a feasible plan that shall, at Gatherer’s sole cost and expense, resolve the pressure issue within sixty (60) Days after proposing such plan (the “Resolution Period”) so that the pressure shall be maintained in compliance with the Required Pressure (including when all available Gas is delivered to the Receipt Point(s), i.e., including all of Producer’s Gas that may have been temporarily released). If (a) Gatherer fails to propose a resolution within the stated fifteen (15) Days, (b) the issue is not resolved after completion of Gatherer’s resolution, or (c) Gatherer does not complete its proposed resolution within the Resolution Period for any reason (but if Gatherer’s completion is delayed or prevented by reason of Force Majeure, the Resolution Period shall be extended by an additional 120 Days), then Producer may elect, by giving written notice to Gatherer, to either (i) a permanent release from dedication as to any Receipt Point(s) and the portion(s) of the Dedicated Area associated with such Receipt Point(s) (and such released portion(s) shall be stated in terms of acreage) or (ii) until the issue has been resolved, [***] percent ([***]%) reduction in the then-existing Low Pressure Gathering Fee for a volume of Gas equal to Producer’s good-faith estimate of the affected volumes of Gas; provided, however, Producer shall not be entitled to the remedies set forth in either subsection (i) or subsection (ii) to the extent that Producer’s good-faith estimate of affected volumes exceeds the last 2-Year Forecast Producer delivered to Gatherer in accordance with Section 2.1(c). If Producer elects a permanent release, the portion(s) of the Dedicated Area to be released shall be designated by Producer, acting reasonably and in good faith, provided that Producer shall provide to Gatherer (subject to the confidentiality and non-use restrictions set forth in this Agreement) reasonable evidence to support Producer’s determination of the portion(s) of the Dedicated Area to be released, and as long as Producer’s determination of the areas to be released is reasonably supported, such determination shall be deemed conclusive.
Section 3.7    Additional Receipt Points.

Pg 13 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

(a)    Producer shall have the continuing right, at its option, at any time after the Effective Date, to designate additional Receipt Point(s) (each, an “Additional Receipt Point”) pursuant to the terms of this Section 3.7. In each such case, Producer shall, at its sole cost, install, own, and operate all necessary facilities upstream of the Additional Receipt Point. Gatherer shall own and operate all necessary facilities downstream of such Additional Receipt Point.
(b)    Producer shall be allowed, in its sole discretion, to designate (1) the location for the Additional Receipt Point as long as the location is within the Dedicated Area and (2) the Gathering Subsystem to which the Additional Receipt Point shall be connected, and Gatherer will connect the Additional Receipt Point in accordance with Producer’s notice in Section 3.7(c). If Producer requires a change in Gathering Subsystem after the initial connection by Gatherer, Producer may request an Additional Receipt Point as provided for in Section 3.7(c) below; however, Producer shall reimburse Gatherer for its actual and reasonable costs incurred to connect Additional Receipt Point to its facilities.
(c)    When Producer desires to install an Additional Receipt Point, Producer shall provide written notice to Gatherer, including a plat of the location of the proposed Additional Receipt Point and notice of whether the Additional Receipt Point shall be connected to the Gathering Subsystem for Processable Gas or the Gathering Subsystem for Non-Processable Gas. Subject to Section 3.7(b) above, within [***] ([***]) Days of Gatherer’s receipt of Producer’s notice which included Producer’s proposed location for the Additional Receipt Point, each Party shall install and place in service its respective facilities as required under Section 3.7(a) above. Thereafter, Producer may deliver Gas to such Additional Receipt Point, and Gatherer shall receive and Gather such Gas from such point.
(d)    If the Additional Receipt Point is not completed within [***] ([***]) Days after Gatherer’s receipt of Producer’s notice as provided in Section 3.7(c) for any reason other than Force Majeure, or within [***] ([***]) Days if Gatherer has encountered an event of Force Majeure, Producer may elect, by giving written notice to Gatherer to (i) a permanent release from dedication as to such Additional Receipt Point (and the associated Dedicated Area) or (ii) [***] percent ([***]%) reduction in the then-existing Low Pressure Gathering Fee for all Gas delivered under this Agreement until the Additional Receipt Point has been connected. If Producer does not elect a permanent release and elects instead to connect the Additional Receipt Point at Producer’s own cost, Producer will receive [***] percent ([***]%) reduction in the then-existing Gathering Fees for all Gas delivered to the applicable Additional Receipt Point under this Agreement for the Term.
Section 3.8    Additional Delivery Points.
(a)    Producer shall have the continuing right, at its option, at any time after the Effective Date, to designate additional Delivery Point(s) (each, an “Additional Delivery Point”) pursuant to the terms of this Section 3.8. In each such case, Producer shall cause to be installed, owned, and operated all necessary facilities downstream of the Additional Delivery

Pg 14 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

Point. Gatherer shall own and operate all necessary facilities upstream of such Additional Delivery Point.
(b)    Producer shall be allowed, in its sole discretion, to designate (1) the location for the Additional Delivery Point as long as the facility at such Delivery Point services Producer’s Gas from the Dedicated Area and/or (2) the Gathering Subsystem to which the Additional Delivery Point be connected.
(c)    When Producer desires an Additional Delivery Point, Producer shall provide written notice to Gatherer, including a plat of the location of the proposed Additional Delivery Point and/or notice of whether the Additional Delivery Point shall be connected to the Gathering Subsystem for Processable Gas or the Gathering Subsystem for Non-Processable Gas. Subject to Section 3.8(b) above, within [***] ([***]) Days of Gatherer’s receipt of Producer’s notice, Gatherer shall have installed the facilities as required under Section 3.8(a). Thereafter, Gatherer may deliver Gas to such Additional Delivery Point, and Producer shall have such Gas received for its account from such point.
(d)    If the Additional Delivery Point is not completed within [***] ([***]) Days, after Gatherer’s receipt of Producer’s notice as provided in Section 3.8(c) for any reason other than Force Majeure, or within [***] ([***]) Days if Gatherer has encountered an event of Force Majeure, Producer may elect, [***] percent ([***]%) reduction in the then-existing Low Pressure Gathering Fee for all Gas delivered under this Agreement until the Additional Delivery Point(s) has been connected.
Section 3.9     Buyback Gas. Producer shall have the right to request installation of a buyback gas meter downstream of a Receipt Point for Producer’s use as described in Section 2.1(d), subpart (iv), provided that Producer shall not withdraw volumes that exceed what Producer delivers to the applicable Receipt Point. Producer shall pay Gatherer the actual and reasonable costs incurred to install such meter. When Producer desires to have such meter installed, Producer shall provide written notice to the Gatherer of the applicable Receipt Point and the date on which Producer desires to begin receiving buyback gas, which date shall not be sooner than thirty (30) Days after the date of Producer’s notice, and Gatherer shall construct and install facilities necessary within thirty (30) Days of Producer’s notice.
ARTICLE 4
FEES
Section 4.1    Gathering Fee. For each Month during the Term, and for each low pressure Receipt Point, Producer shall pay to Gatherer an amount equal to: (i) the Monthly low pressure Receipt Point Mcf Volume, multiplied by (ii) $[***] per Mcf (the “Low Pressure Gathering Fee”). For each high pressure Receipt Point, Producer shall pay to Gatherer an amount equal to: (i) the Monthly high pressure Receipt Point Mcf Volume for each Month, multiplied by (ii) $[***] per Mcf (the “High Pressure Gathering Fee”). Collectively, the Low Pressure Gathering Fee and the High Pressure

Pg 15 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

Gathering Fee are the “Gathering Fees”, as such Gathering Fees are annually adjusted pursuant to Section 4.2.
Section 4.2    Fee Escalation. On each anniversary of the Effective Date, the Gathering Fees shall each be automatically adjusted upward or downward by the percentage change in the Chained Consumer Price Index for All Urban Consumers, all items less food and energy, as and when published and considered final by the U.S. Department of Labor Bureau of Labor Statistics calculated for the twelve (12) Months immediately preceding the date of escalation; provided, however, the Gathering Fees shall never be adjusted below their original amount as of the Effective Date; and, provided, further, that the amount of adjustment for each year shall not exceed [***] percent ([***]%) per annum.
Section 4.3    Most Favored Nations. If, any time during the Term of this Agreement, Gatherer agrees to provide Services to any Third Party customer on the Gathering System for Gathering Fees that are less than Producer’s Gathering Fees, then Gatherer will (i) immediately notify Producer in writing of such agreement and (ii) offer Producer the same lower Gathering Fee as of the date that Gatherer begins providing the lower Gathering Fee to the Third Party customer. This most favored nations provision shall apply regardless of: (i) the classification of the Third Party customer offered the lower Gathering Fee(s) (e.g., similarly situated customer or otherwise) or (ii) the duration of the term for the Third Party customer.  The Gathering Fees hereunder shall automatically be revised to match the fees offered to the Third Party customer (without regard to, and without altering, Gatherer’s obligation to provide the Services to Producer pursuant to Section 2.3), and the Parties will enter into an amendment to this Agreement to incorporate the lower Gathering Fee(s) in the Third Party agreement unless Producer notifies Gatherer within ten (10) Business Days of Producer’s receipt of such offer that Producer does not wish to amend its Gathering Fees.
ARTICLE 5
FUEL AND LOST & UNACCOUNTED FOR GAS
Section 5.1    There is deemed to be no fuel or lost & unaccounted for Gas on the Gathering System.
ARTICLE 6
PAYMENTS
Section 6.1    Payments and Invoices. Gatherer shall provide Producer with a detailed statement and supporting documentation for the net amount of all consideration due from Producer to Gatherer under the terms of this Agreement (net of any amounts due from Gatherer to Producer under this Agreement), not later than the last Day of the Month immediately following the Month for which the consideration is due (such statement, the “Monthly Invoice”); provided that if measurements are based on those of Producer at the Receipt Points as permitted in Section 10.12, then Gatherer is not required to provide the Monthly Invoice until at least ten (10) Days after Producer provides its measurements at the Receipt Points. Not later than thirty (30) Days following Producer’s receipt of a Monthly Invoice, Producer shall pay to Gatherer all amounts due and owing from Producer to Gatherer under the Monthly Invoice. Producer shall pay to Gatherer the undisputed portions of each Monthly Invoice in accordance with the terms of this Agreement, and as to any disputed portions that Producer

Pg 16 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

does not pay, Producer shall provide Gatherer a written notice of dispute setting forth, in reasonable detail, the grounds for such dispute. Any amounts owing by Gatherer to Producer shall be deducted from amounts otherwise due Gatherer in the next ensuing Monthly Invoice, or Producer may request payment for same, and Gatherer shall pay to Producer such amounts within thirty (30) Days of Producer’s written request for same, subject to Gatherer’s good faith dispute of any such amounts, in which case Gatherer shall pay the undisputed portions in accordance with the terms of this Agreement. Payments to either Party shall be according to the applicable payment instructions set forth in Article 15. If any payment due date falls on a non-Business Day, the payment shall be due on the first Business Day thereafter.
Section 6.2    Netting, Offset of Amounts Due. Either Party shall have the right to offset any undisputed amounts due by it under this Agreement against any undisputed amounts due to it under this Agreement and pay the net amount due to the other Party.
Section 6.3    Interest on Late Payments. In the event either Party fails to make timely payment of any amount when due under this Agreement (including any disputed amount which is later found to have been correct when payment was first requested), interest shall accrue, from the date payment was due until the date payment is made, at an annual rate equal to the lower of: (a) the prime rate as published in the “Money Rates” section of The Wall Street Journal, plus two percent (2%), or (b) the maximum rate of interest allowed under applicable Laws.
ARTICLE 7
AUDIT RIGHTS
Section 7.1    Audit Rights.
(a)    Each Party shall have the right, at its own expense, upon thirty (30) Days written notice and during reasonable working hours to perform an audit of the other Party’s books and records (“Audit”). The Audit provides the Parties the right to obtain access to and copies of the relevant portion of the books and records which includes, but is not limited to, financial information, reports, charts, calculations, measurement data, allocation support, third-party support, telephone recordings, and electronic communications of the other Party to the extent reasonably necessary to verify performance under the terms and conditions of this Agreement including the accuracy of any statement, allocation, charge, payment calculation, or determination made pursuant to the provisions contained herein for any Calendar Year within the twenty-four (24) Month period next following the end of such Calendar Year. The Party subject to the Audit shall respond to all exceptions and claims of discrepancies within ninety (90) Days of receipt thereof.
(b)    Either Party has the right to Audit any agents of the other Party, or any third Person performing services related to this Agreement. Either Party shall have the right to make and retain copies of the books and records to the extent necessary to support the audit work papers and claims resulting from the audit. Additionally, the Parties reserve the right to perform site inspections or carry out field visits of the assets and related measurement being audited.

Pg 17 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

(c)    The accuracy of any statement, allocation, charge, payment calculation, or determination made pursuant to the provisions of the Agreement shall be conclusively presumed to be correct after the twenty-four (24) Month period next following the end of the Calendar Year in which the statement, allocation, charge, payment calculation, or determination was generated or prepared, if not challenged (claimed) in writing prior thereto. For the avoidance of doubt, all claims shall be deemed waived unless they are made in writing within the twenty-four (24) Month period next following the end of the Calendar Year in which the statement, allocation, charge, payment calculation, or determination was generated or prepared.
ARTICLE 8
MAINTENANCE
Section 8.1    Maintenance. Gatherer shall be entitled to interrupt Services hereunder to perform necessary or desirable inspections, pigging, maintenance, testing, connections, repairs, or replacements to the Gathering System (“Maintenance”), provided, however, that Gatherer shall use all commercially reasonable efforts to minimize the amount of time that Services are interrupted and to cooperate with Producer to minimize any production shut-in or interruption of lease operations. On or before December 1st of each Calendar Year, Gatherer shall provide Producer with written notice of the types of anticipated Maintenance, with anticipated dates of performance, to be performed during the next Calendar Year. No prior written notice shall be required for emergency Maintenance requirements, provided, however, in the event of any such emergency, Gatherer shall provide notice to Producer as soon as practicable, including reasonable details as to the nature of the emergency and the anticipated date that the related Service interruption shall cease.
Section 8.2    Maintenance Schedules.
(a)    If Maintenance is scheduled for any Month, Gatherer shall send notice to Producer setting forth the Maintenance that is to be performed during such Month in accordance with the notice requirements of Article 15, even if Gatherer does not think that such Maintenance shall cause a Service interruption.
(b)    No later than five working days prior to the beginning of the start of a Maintenance project, a volume curtailment allocation shall be sent to Producer if capacity allocations are determined to be necessary by Gatherer.
Section 8.3    Access to Facilities. Subject to its safety rules, regulations and procedures, Gatherer shall provide reasonable access to the Gathering System and related facilities to Producer for the purposes set forth in Section 7.1, provided that Producer shall not unreasonably interfere with the operations of the Gathering System or any related facility.

Pg 18 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 9
GAS QUALITY
Section 9.1    Receipt Point Gas Quality Specifications. Producer’s Gas delivered to the Receipt Points shall meet the applicable Receipt Point Gas Quality Specifications.
Section 9.2    Non-Conforming Gas. If at any time Gatherer becomes aware that Producer’s Gas at a Receipt Point fails to conform to the applicable Receipt Point Gas Quality Specifications (“Off-Spec Gas”), then Gatherer shall promptly give Producer written notice of the deficiency, and Producer shall take commercially reasonable steps to remedy the deficiency. Gatherer shall use all commercially reasonable efforts to accept such Off-Spec Gas as long as (i) Gatherer is able to accept such Off-Spec Gas without unreasonable risk of harm to the Gathering System or to Gatherer’s personnel, (ii) the acceptance of such Off-Spec Gas does not render the Gathering System unable to meet the Delivery Point Gas Quality Specifications, and (iii) Gatherer’s receipt of the Off-Spec Gas shall not be construed as a change of requirements for future volumes delivered to the Gathering System. Gatherer may immediately cease taking any Off-Spec Gas that Gatherer deems would be harmful to the Gathering System or Gatherer’s personnel.
Section 9.3    Reimbursement for Costs and Expenses. Producer shall reimburse Gatherer for all actual, reasonable costs and expenses directly resulting from damage to the Gathering System, or to other Shippers’ Gas therein, to the extent such damage is directly caused by the delivery to the Gathering System of Producer’s Gas that is Off-Spec Gas, except when Gatherer knowingly accepts such Off-Spec Gas into the Gathering System. Notwithstanding the above or anything else in this Agreement, Producer’s responsibility under this Section 9.3 shall be for actual, direct damages only, and in no event shall this Section 9.3 require Producer to pay or in any way be responsible for the special, indirect, consequential, punitive or exemplary damages of any Person.
ARTICLE 10
MEASUREMENT
Section 10.1    Equipment and Specifications. Producer’s Gas delivered into the Gathering System shall be measured by the Measurement Meter(s) at the Receipt Point(s), the Delivery Point(s), and any point(s) redelivering buyback gas to Producer. The Measurement Meter and appurtenant facilities shall be installed, operated, and maintained by Gatherer in accurate working order and condition, and in accordance with the requirements set forth in this Article 10, with good and workmanlike standards generally practiced by reasonably prudent gas pipeline operators, and in accordance with all Laws.

Pg 19 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

Section 10.2    Gas Meter Standards. Orifice meters installed in such measuring stations for Gas shall be constructed and operated in accordance with ANSI/API 2530 API 14.3, AGA Report No. 3, Orifice Metering of Natural Gas and Other Related Hydrocarbon Fluids (including as it may be revised from time to time) and shall include the use of flange connections and, where necessary, straightening vanes, flow conditioners, and/or pulsation dampening equipment. Ultrasonic meters or Coriolis meters installed in such measuring stations shall be constructed and operated in accordance with AGA Report No. 9, Measurement of Gas by Ultrasonic Meters, First Edition, and AGA Report No. 11, Measurement of Natural Gas by Coriolis Meter, respectively; and any subsequent modification and amendment thereof generally accepted within the Gas industry. Electronic flow computers shall be used and the Gas shall have its volume, mass, and/or heat content computed in accordance with the applicable AGA standards including, but not limited to, AGA Report Nos. 3, 5, 6, 7, 8 and API 21.1 “Flow Measurement Using Electronic Metering Systems” and any subsequent modifications and amendments thereof generally accepted within the Gas industry. When Gas chromatographs are used they shall be installed, operated, maintained, and verified according to industry standards (GPA 2261, GPA 2145, GPA 2172, and GPA 2177).
Section 10.3    Notice of Measurement Equipment Inspection and Calibration. Each Party shall give at least seventy-two (72) hours’ notice to the other Party in order that the other Party may, at its option, have representatives present to observe any reading, inspecting, testing, calibrating, or adjusting of measuring equipment used in measuring or checking the measurement of receipts or deliveries of Gas under this Agreement. The official electronic data from such measuring equipment shall remain the property of the measuring equipment owner, but copies of such records shall, upon written request, be submitted, together with calculations and flow computer configurations therefrom, to the requesting Party for inspection and verification.
Section 10.4    Measurement Accuracy Verification. Each Party shall verify the accuracy of all transmitters, flow computers, and other equipment used in the measurement of the Gas hereunder at intervals not to exceed one hundred eighty (180) Days and cause such equipment to be adjusted or calibrated as necessary. Testing frequency shall be based upon each Receipt Point flow rate (Mcf/Day). Any flow rate at a Receipt Point that is: (x) greater than 1,000 Mcf/Day shall be tested Monthly, (y) between 101 and 1000 Mcf/Day shall be tested quarterly, and (z) less than 100 Mcf/Day shall be tested semi-annually. Neither Party shall be required to cause adjustment or calibration of such equipment more frequently than once every Month, unless a special test is requested pursuant to Section 10.5 of this Agreement. If, upon testing, (i) no adjustment or calibration error is found that results in an incremental adjustment to the calculated flow rate through each meter run in excess of two percent (2%) of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator) or (ii) any quantity error is not greater than two hundred fifty (250) Mcf per Month, then any previous recordings of such equipment shall be considered accurate in computing deliveries but such equipment shall be adjusted or calibrated at once. If, during any test of the measuring equipment, an adjustment or calibration error is found that results in (i) an incremental adjustment to the calculated flow rate through each meter run in excess of two percent (2%) of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator) and (ii) a quantity error greater than two hundred fifty (250) Mcf per Month

Pg 20 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

(“Material Measurement Error”), then any previous recordings of such equipment shall be corrected to zero error for any period during which the error existed (and which is either known definitely or agreed to by the Parties) and the total flow for such period shall be determined in accordance with the provisions of Section 10.6. If the period of error condition cannot be determined or agreed upon between the Parties, such correction shall be for a period extending over the last one half (1/2) of the time elapsed since the date of the last test.
Section 10.5    Special Tests. In the event a Party desires a special test (a test not scheduled by a Party under the provisions of Section 10.4) of any measuring equipment, seventy-two (72) hours’ advance notice shall be given to the other Party and, after providing such notice, such test shall be promptly performed. If no Material Measurement Error is found, the Party requesting the test shall pay the costs of such special test including any labor and transportation costs pertaining thereto. If a Material Measurement Error is determined to exist, the Party responsible for such measurement shall pay such costs and perform any corrections required under Section 10.4.
Section 10.6    Metered Flow Rates in Error. If, for any reason, any measurement equipment is (i) out of adjustment, (ii) out of service, or (iii) out of repair, and, in each case, a Material Measurement Error exists as a result thereof, the total quantity of Gas delivered shall be determined in accordance with the first of the following methods which is feasible:
(a)    by using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as provided for in Section 10.4);
(b)    where multiple meter runs exist in series, by calculation using the registration of such meter run equipment; provided that they are measuring Gas from upstream and downstream headers in common with the faulty metering equipment, are not controlled by separate regulators, and are accurately registering; or
(c)    by estimating the quantity, based upon deliveries made during periods of similar conditions when the meter was registering accurately.
Section 10.7    Record Retention. Gatherer shall retain and preserve all test data, charts, and similar records for any Calendar Year for a period of at least sixty (60) Months following such Calendar Year, unless any applicable Law requires a longer time period or Gatherer has received written notification of a dispute involving such records, in which case all records shall be retained until the related issue is resolved.
Section 10.8    Correction Factors for Volume Measurement. The computations of the volumes of Gas measured shall be made as follows:
(a)    The hourly orifice coefficient for each meter shall be calculated at the base pressure of fourteen and sixty-five hundredths (14.65) psia and the base temperature of sixty (60) degrees Fahrenheit. All Gas volume measurements shall be based on a local atmospheric pressure assumed to be thirteen and seven-tenths (13.7) psia.

Pg 21 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

(b)    The flowing temperature of the Gas shall be continuously measured. In the case of electronic metering, such temperature measurement shall be used as continuous input to the flow computer for calculation of Gas volume, mass, and/or energy content in accordance with the applicable AGA or API 21.1 standards including, but not limited to, AGA Report Nos. 3, 5, 6, 7, and 8 and any subsequent modification and amendments thereof generally accepted within the Gas industry.
(c)    Measurements of inside diameters of pipe runs and orifices shall be obtained by means of a micrometer to the nearest one-thousandth of an inch, and such measurements shall be used in computations of coefficients.
(d)    In determining the volume of Gas, when electronic transducers and flow computers are used, the Gas shall have its volume, mass, and/or energy content continuously integrated in accordance with the applicable AGA standards including, but not limited to, AGA report Nos. 3, 5, 6, 7, and 8 and any subsequent modification and amendments thereof generally accepted within the Gas industry.
(e)    In calculating the volume of Gas, deviation from Boyle’s Law at the pressure, specific gravity, and temperature for each measurement shall be determined by use of AGA Report No. 8, Compressibility Factors for Natural Gas and Other Related Hydrocarbon Gases, published by the AGA in conjunction with Gas Measurement Committee Report No. 3 and amendments thereto generally accepted within the Gas industry.
(f)    Whenever the conditions of pressure and temperature differ from the standards described herein, conversion of the volume from these conditions to the standard conditions shall be made in accordance with the Ideal Gas Laws, corrected for deviation by the methods set forth in the AGA Gas Measurement Committee Report No. 3, as said report may be amended from time to time.
Section 10.9    Exception to Gas Measurement Basis. If at any time the basis of measurement set out in this Agreement should conflict with any Law, then the basis of measurement provided for in such Law shall govern measurements hereunder.
Section 10.10    Gas Sampling. Receipt Point meters downstream of new wells or wells that have been changed due to a workover or other well bore alteration that could alter the Gas composition shall be sampled Monthly until the analyses demonstrate reasonable consistency. After such time, said meters shall then be sampled at the stated calibration frequency. Gatherer shall install and maintain a Gas composite sampler at each Receipt Point.
(a)    Receipt Points. The composition, specific gravity, and Gross Heating Value of Gas shall be determined by the measuring party taking a sample at the same frequency as the meter calibration test. The sample shall be acquired through either an on-line Gas chromatograph or a composite sampler. The analytical results shall be applied at the beginning of the Month the sample is taken until a subsequent representative sample is applied.

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(b)    Delivery Points. The composition, specific gravity, and Gross Heating Value of Gas shall be determined by the measuring party taking a sample at the same frequency as the meter calibration test. The sample shall be acquired through either an on-line Gas chromatograph or a composite sampler. The analytical results shall be applied at the beginning of the Month the sample is taken until a subsequent representative sample is applied.
(c)    The specific gravity of Gas at all applicable measurement points shall be determined by a Gas chromatographic component analysis to the nearest one thousandth (0.001) of the samples of the Gas taken for test purposes as provided above, or by such other method as shall be mutually agreed upon.
(d)    The Gross Heating Value shall be measured by Gas chromatographic analysis or component analysis of the samples of the Gas taken for test purposes as provided above, or by such other method as shall be mutually agreed upon.
Section 10.11    Modifications to Measurement Procedures. In the event the measurement procedures herein cease to be reflective of actual operations or become inequitable in any respect, such measurement procedures shall be modified to reflect actual operations and to remove such inequities, as long as such modified measurement procedures are consistently applied to Producer and all other Shippers utilizing the Gathering System.
Section 10.12    Substitute Measurement and Sampling. Notwithstanding anything in this Article 10 to the contrary, for any Receipt Points where Producer has installed a Measurement Meter in accordance with the standards set forth in Section 10.2, Gatherer shall not be obligated to install its own Measurement Meter at such Receipt Point(s) or at any Delivery Point(s) downstream of such Receipt Point(s), and may use the measurements and samples taken by Producer.

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ARTICLE 11
FORCE MAJEURE
Section 11.1    Suspension of Obligations. In the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to indemnify and/or to make payments due hereunder, and such Party gives notice and reasonably full particulars of such Force Majeure in writing to the other Party promptly after the occurrence of the cause relied on, then the obligations of the Party giving such notice, so far as and to the extent affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall so far as possible be remedied with all reasonable dispatch by the Party claiming Force Majeure. A Force Majeure event affecting the performance of a Party shall not relieve it of liability in the event of its gross negligence, where such gross negligence was the cause of, or a contributing factor in causing, the Force Majeure event, or in the event of its failure to use commercially reasonable efforts to remedy the situation and remove the cause with all reasonable dispatch. Additionally, it is specifically understood that a Force Majeure shall in no way terminate each Party’s obligation to balance those volumes of Gas received and delivered hereunder.
Section 11.2    Definition of Force Majeure. “Force Majeure” shall mean any cause or causes not reasonably within the control of the Party claiming suspension and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, including, without limitation, any of the following that meets the foregoing criteria: acts of God, acts and/or delays in action of any Governmental Authority, strikes, lockouts, work stoppages or other industrial disturbances, acts of a public enemy, sabotage, wars, blockades, insurrections, riots, acts of terror, epidemics, landslides, lightning, earthquakes, fires, storms, storm warnings, floods, washouts, extreme cold or freezing weather, arrests and restraints of governments and people, civil or criminal disturbances, explosions, mechanical failures, breakage or accident to equipment installations, machinery, compressors, or lines of pipe and associated repairs, freezing of wells or lines of pipe, partial or entire failure of wells, pipes, facilities, or equipment, electric power unavailability or shortages, failure of Third Party pipelines, gatherers, or processors to deliver, receive, or transport Gas, and, in those instances where a Party is required to secure permits from any Governmental Authority to enable such Party to fulfill its obligations under this Agreement, the inability of such Party, at reasonable costs and after the exercise of all reasonable diligence, to acquire such permits; provided, however, that a Governmental Authority requiring Gatherer to provide gathering services to Third Parties shall not constitute Force Majeure. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirement that a Force Majeure be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of Persons striking when such course is inadvisable in the sole discretion of the Party having the difficulty.

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ARTICLE 12
INDEMNIFICATION
Section 12.1    Definitions. The following terms are defined as follows.
(a)    “Gatherer Indemnified Parties” Gatherer and its Affiliates, and its and their respective shareholders, stockholders, members, partners, officers, directors, employees, contractors, subcontractors, and agents.
(b)    “Producer Indemnified Parties” Producer and its Affiliates, and its and their respective shareholders, stockholders, members, partners, officers, directors, employees, contractors, subcontractors, and agents.
Section 12.2    PRODUCER’S CONTROL AND LIABILITY. AS BETWEEN PRODUCER AND GATHERER UNDER THIS AGREEMENT, PRODUCER SHALL BE DEEMED IN CONTROL AND POSSESSION OF: (I) PRODUCER’S GAS BEFORE SUCH GAS IS DELIVERED TO GATHERER AT THE RECEIPT POINT, AND (II) PRODUCER’S GAS AND CONDENSATE AFTER SUCH GAS AND CONDENSATE HAVE BEEN DELIVERED TO OR FOR PRODUCER’S ACCOUNT AT THE DELIVERY POINT. WHEN PRODUCER’S GAS AND/OR CONDENSATE ARE IN THE CONTROL AND POSSESSION OF PRODUCER AS DESCRIBED HEREIN, PRODUCER SHALL BE RESPONSIBLE FOR, AND SHALL RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS GATHERER INDEMNIFIED PARTIES FROM ANY AND ALL CLAIMS OR LOSSES (AS DEFINED IN ARTICLE 1) FOR OR RESULTING FROM ACTUAL PHYSICAL LOSS OR DAMAGE OR ACTUAL INJURY CAUSED BY PRODUCER’S GAS WHILE IN A PRODUCER INDEMNIFIED PARTY’S CONTROL AND POSSESSION, EXCEPT TO THE EXTENT SUCH LOSS, DAMAGE, OR INJURY IS CAUSED BY A BREACH OF THIS AGREEMENT BY GATHERER OR THE NEGLIGENCE, GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR OTHER FAULT OF ANY OF THE GATHERER INDEMNIFIED PARTIES OR EXCEPT TO THE EXTENT COVERED BY SECTION 12.4. PRODUCER’S INDEMNIFICATION, DEFENSE, AND HOLD HARMLESS OBLIGATIONS UNDER THIS SECTION SHALL BE SUBJECT TO THE LIMITATION OF DAMAGES SET FORTH IN ARTICLE 18 AND THE WAIVER OF CERTAIN REMEDIES IN ARTICLE 18.
Section 12.3    GATHERER’S CONTROL AND LIABILITY. AS BETWEEN PRODUCER AND GATHERER UNDER THIS AGREEMENT, GATHERER SHALL BE DEEMED IN CONTROL AND POSSESSION OF: (I) PRODUCER’S GAS AFTER SUCH GAS IS DELIVERED TO GATHERER AT THE RECEIPT POINT AND (II) PRODUCER’S GAS AND CONDENSATE BEFORE SUCH GAS AND CONDENSATE HAVE BEEN DELIVERED TO OR FOR PRODUCER’S ACCOUNT AT THE DELIVERY POINT. WHEN PRODUCER’S GAS AND/OR THE CONDENSATE ARE IN THE CONTROL AND POSSESSION OF GATHERER AS DESCRIBED HEREIN, GATHERER SHALL BE RESPONSIBLE FOR, AND SHALL RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS PRODUCER INDEMNIFIED PARTIES FROM ANY AND ALL CLAIMS OR LOSSES (AS DEFINED IN ARTICLE 1) FOR OR RESULTING FROM ACTUAL PHYSICAL LOSS OR DAMAGE OR ACTUAL INJURY CAUSED BY SUCH

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GAS AND/OR CONDENSATE WHILE IN A GATHERER INDEMNIFIED PARTY’S CONTROL AND POSSESSION, EXCEPT TO THE EXTENT SUCH LOSS, DAMAGE, OR INJURY IS CAUSED BY A BREACH OF THIS AGREEMENT BY PRODUCER OR THE NEGLIGENCE, GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR OTHER FAULT OF ANY OF THE PRODUCER INDEMNIFIED PARTIES OR EXCEPT TO THE EXTENT COVERED BY SECTION 12.4. GATHERER’S INDEMNIFICATION, DEFENSE, AND HOLD HARMLESS OBLIGATIONS UNDER THIS SECTION SHALL BE SUBJECT TO THE LIMITATION OF DAMAGES SET FORTH IN ARTICLE 18 AND THE WAIVER OF CERTAIN REMEDIES IN ARTICLE 18.
Section 12.4    Personal Injury Claims of Producer Indemnified Parties and Gatherer Indemnified Parties. PRODUCER SHALL BE RESPONSIBLE FOR, AND SHALL RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS GATHERER INDEMNIFIED PARTIES FROM ANY AND ALL CLAIMS OR LOSSES (AS DEFINED IN ARTICLE 1) FOR OR RESULTING FROM ANY BODILY INJURY, DEATH, OR ILLNESS SUFFERED BY ANY OF THE PRODUCER INDEMNIFIED PARTIES ARISING OUT OF OR RELATING TO THE PARTIES’ ACTIVITIES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH INJURY IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY GATHERER INDEMNIFIED PARTIES. GATHERER SHALL BE RESPONSIBLE FOR, AND SHALL RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS PRODUCER INDEMNIFIED PARTIES FROM ANY AND ALL CLAIMS OR LOSSES (AS DEFINED IN ARTICLE 1) FOR OR RESULTING FROM ANY BODILY INJURY, DEATH, OR ILLNESS SUFFERED BY ANY OF THE GATHERER INDEMNIFIED PARTIES ARISING OUT OF OR RELATING TO THE PARTIES’ ACTIVITIES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH INJURY IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY PRODUCER INDEMNIFIED PARTIES.
Section 12.5    Insurance. In support of the liability and indemnity obligations assumed by the Parties in this Agreement, each Party agrees to obtain and maintain, at its own expense, insurance coverages in the types and amounts which are comparable with its peers and that is generally carried by companies performing the same or similar activities as the Parties in this Agreement. In addition, each Party shall comply with all statutory insurance requirements determined by governmental laws and regulations, as applicable. To the extent of the Parties’ indemnity obligations or liabilities assumed under this Agreement, (i) each Party’s insurance coverage shall be primary to and shall receive no contribution from any insurance maintained by the Indemnified Parties, and (ii) any insurance of each Party shall waive rights of subrogation against the Indemnified Parties and include the Indemnified Parties as additional insured under any applicable coverages. Failure to obtain adequate insurance coverage shall in no way relieve or limit any indemnity or liability of either Party under this Agreement.
ARTICLE 13
TITLE
Section 13.1    Producer’s Warranty. Producer warrants that it owns, or has the right to deliver, Producer’s Gas to the Receipt Points for the purposes of this Agreement, free and clear of all liens, encumbrances, and adverse claims. If the title to Producer’s Gas delivered hereunder is disputed or

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is involved in any legal action in any material respect, Gatherer shall have the right to cease receiving such Gas, to the extent of the interest disputed or involved in legal action, during the pendency of the action or until title is freed from the dispute or until Producer furnishes, or causes to be furnished, indemnification to save Gatherer harmless from all Claims or Losses arising out of the dispute or action, with surety reasonably acceptable to Gatherer. Subject to Sections 18.9 and 18.10, Producer agrees to indemnify the Gatherer Indemnified Parties from and against all Claims or Losses suffered by the Gatherer Indemnified Parties, to the extent such Claims or Losses arise out of a breach of the foregoing warranty.
Section 13.2    Gatherer’s Warranty. Gatherer warrants that it has the right to accept Gas at the Receipt Points and to deliver Gas to the Delivery Points free and clear of all liens, encumbrances, and adverse claims. If the Gathering System is involved in any legal action in any material respect, Producer shall have the right to withhold payment (without interest), or cease delivering Gas, to the extent of the interest disputed or involved in legal action, during the pendency of the action or until Gatherer furnishes, or causes to be furnished, indemnification to save Producer harmless from all Claims or Losses arising out of the dispute or action, with surety reasonably acceptable to Producer. Subject to Sections 18.9 and 18.10, Gatherer agrees to indemnify the Producer Indemnified Parties from and against all Claims or Losses suffered by the Producer Indemnified Parties, to the extent such Claims or Losses arise out of a breach of the foregoing warranty.
Section 13.3    Title. Title to Producer’s Gas delivered under this Agreement, including all constituents thereof, shall remain with and in Producer or its designee at all times.

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ARTICLE 14
ROYALTY AND TAXES
Section 14.1    Proceeds of Production. Producer shall have the sole and exclusive obligation and liability for the payment of all Persons due any proceeds derived by Producer from Producer’s Gas (including all constituents and products thereof) delivered under this Agreement, including, without limitation, royalties, overriding royalties, and similar interests, in accordance with the provisions of the leases or agreements creating those rights to such proceeds.
Section 14.2    Producer’s Taxes. Producer shall pay and be responsible for all gross production and severance Taxes levied against or with respect to Producer’s Gas delivered under this Agreement, all ad valorem Taxes levied against the property of Producer, all income, excess profits, and other Taxes measured by the income or capital of Producer, and all payroll Taxes related to employees of Producer.
Section 14.3    Gatherer’s Taxes. Gatherer shall pay and be responsible for all Taxes levied with respect to the providing of Services under this Agreement, all ad valorem Taxes levied against the property of Gatherer, all income, excess profits, and other Taxes measured by the income or capital of Gatherer, and all payroll Taxes related to employees of Gatherer.
ARTICLE 15
NOTICE AND PAYMENT INSTRUCTIONS
Except as specifically provided elsewhere in this Agreement, any notice or other communication provided for in this Agreement shall be in writing and shall be given (i) by depositing in the United States mail, postage paid and certified with return receipt requested, (ii) by depositing with a reputable overnight courier, (iii) by delivering to the recipient in person by courier, or (iv) by facsimile or email transmission, in each of the foregoing cases addressed to the applicable Party as set forth on Exhibit C, and payments required under this Agreement shall be made to the applicable Party according to the payment instructions set forth on such exhibit. A Party may at any time designate a different address or payment instructions by giving written notice to the other Party. Notices, invoices, allocation statements, claims, or other communications shall be deemed received when delivered to the addressee in person, or by courier, or transmitted by facsimile transmission or email during normal business hours, or upon actual receipt by the addressee after such notice has either been delivered to an overnight courier or deposited in the United States mail, as the case may be.
ARTICLE 16
DISPUTE RESOLUTION
Section 16.1    Negotiation. Prior to submitting any dispute for resolution by a court, a Party shall provide written notice of such dispute to the other Party. If the Parties fail to resolve the dispute within fifteen (15) Business Days after such notice is given, the Parties shall seek to resolve the dispute by negotiation between senior management personnel of each Party. Such personnel shall endeavor to meet and attempt to amicably resolve the dispute. If the Parties are unable to resolve the dispute for any reason within thirty (30) Business Days after the original notice of dispute was given, then

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either Party shall be entitled to pursue any available remedies; provided, however, this Section 16.1 shall not limit a Party’s right to initiate litigation prior to the expiration of the time periods set forth in this Section 16.1 if application of such limitations would prevent a Party from filing a Claim within the applicable period for filing lawsuits (e.g. statutes of limitation, prescription, etc.) or would otherwise prejudice or harm a Party.
Section 16.2    Jurisdiction and Venue.
(a)    Each Party agrees that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in Houston, Texas, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.
(b)    Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection (including, without limitation, the defense of inconvenient forum) which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any court referred to in paragraph (a) above.
ARTICLE 17
TERM
Section 17.1    Term. This Agreement is effective on the Effective Date and shall continue in full force and effect until March 31, 2032 (the “Primary Term”); provided that Producer shall have two (2) successive options to extend the Primary Term by five (5) Years each. Each five (5)-Year Primary Term extension shall occur automatically unless Producer gives Gatherer at least nine (9) Months’ prior written notice that it does not wish to extend the Primary Term. Unless terminated at the end of the Primary Term by either Party giving at least six (6) Months’ prior written notice, this Agreement shall continue after the Primary Term on a Year-to-Year basis unless terminated at the end of any Yearly extension period by either Party giving at least six (6) Months’ prior written notice. Notwithstanding anything to the contrary in this Section 17.1, Producer shall have the right to terminate this Agreement upon the termination or expiration of that certain Gas Processing Agreement between Producer and Alpine High Processing LP dated July 1, 2018. For purposes of this Agreement, the period during which this Agreement continues in full force and effect prior to any termination is referred to herein as the “Term”.
Section 17.2    Obligations Upon Termination. Upon termination of this Agreement, unless the Parties agree to the terms of a new gathering arrangement, the Parties shall reasonably cooperate with each other in (i) disconnecting their respective facilities from each other’s facilities and (ii) to

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the extent that one Party has facilities located on the other Party’s property, allowing such Party to remove its facilities from such other Party’s property.
ARTICLE 18
MISCELLANEOUS
Section 18.1    Confidentiality. Producer’s 2-Year Forecast delivered to Gatherer pursuant to Section 2.1 and all other information received by Gatherer pursuant to the terms of this Agreement which involves or in any way relates to Producer’s production estimates, development plans and/or other similar information, and information related to Producer’s actual production at any individual Receipt Point, including, without limitation, information relating to production rates, volumes, composition, heating value, or other similar or dissimilar information, shall be kept strictly confidential by Gatherer, and Gatherer shall not disclose any such information to any third Person or use any such information for any purpose other than performing under this Agreement, provided, however, Gatherer may disclose such information to those of its legal counsel, accountants and other representatives with a specific need to know such information for purposes of Gatherer’s performance under this Agreement or enforcement of this Agreement or as required by applicable Law, provided such third Persons have likewise agreed in writing to the confidentiality and non-use restrictions set forth herein. In the event Gatherer is required by Law to disclose any such information, Gatherer shall first notify Producer in writing as soon as practicable of any proceeding of which it is aware that may result in disclosure and shall use all reasonable efforts to prevent or limit such disclosure. Producer’s confidential information shall not include information that Gatherer can satisfactorily demonstrate was: (a) rightfully in the possession of Gatherer prior to Producer’s disclosure hereunder; (b) in the public domain prior to Producer’s disclosure hereunder; (c) made public by any Governmental Authority; (d) supplied to Gatherer without restriction by a Third Party who is under no obligation to Producer to maintain such confidential information in confidence; or (e) independently developed by Gatherer. The confidentiality requirements and non-use restrictions set forth herein shall survive termination or expiration of this Agreement for two (2) Years after such termination or expiration. Notwithstanding anything else in this Agreement, the Parties agree that there is not an adequate remedy at law for any breach of these confidentiality and non-use restrictions and, therefore, Producer shall be entitled (without the posting of any bond) to specific performance and injunctive relief restraining any breach hereof, in addition to any other rights and remedies which it may have or be entitled.

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Section 18.2    Independent Contractor. Notwithstanding anything else in this Agreement, Gatherer undertakes its obligations under this Agreement as an independent contractor, at its sole risk, and all Persons carrying out any of Gatherer’s obligations set forth herein for or on behalf of Gatherer are or shall be deemed employees, contractors, subcontractors, agents, and/or representatives of Gatherer, subject to the direction and control of Gatherer. Gatherer is to determine the manner, means, and methods in which such Persons shall carry out their work to attain the results contemplated by this Agreement, consistent with the general coordinative efforts and suggestions of Producer with respect to the work. Nothing in this Agreement or inferred from any action of either Party shall be taken to establish the relationship of master and servant or principal and agent between Producer and Gatherer.
Section 18.3    Rights; Waivers. The failure of either Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times. No waiver by either Party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided.
Section 18.4    Applicable Laws. This Agreement is subject to all valid present and future Laws of any Governmental Authority(ies) now or hereafter having jurisdiction over the Parties, this Agreement, or the Services performed or the facilities utilized under this Agreement.
Section 18.5    Governing Law. This Agreement shall be governed by, construed, and enforced in accordance with the Laws of the State of Texas, without regard to any choice of law principles that would require the application of the Laws of any other jurisdiction, PROVIDED, HOWEVER, THAT NO LAW, THEORY, OR PUBLIC POLICY SHALL BE GIVEN EFFECT WHICH WOULD UNDERMINE, DIMINISH, OR REDUCE THE EFFECTIVENESS OF EACH PARTY’S WAIVER OF SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, AND EXEMPLARY DAMAGES SET FORTH IN SECTION 18.9 OR WAIVER OF THE RIGHT TO CERTAIN REMEDIES SET FORTH IN SECTION 18.10, IT BEING THE EXPRESS INTENT, UNDERSTANDING, AND AGREEMENT OF THE PARTIES THAT SUCH WAIVERS ARE TO BE GIVEN THE FULLEST EFFECT, NOTWITHSTANDING ANY PRE-EXISTING CONDITION OR THE NEGLIGENCE (WHETHER SOLE, JOINT, OR CONCURRENT), GROSS NEGLIGENCE, WILLFUL MISCONDUCT, STRICT LIABILITY, OR OTHER LEGAL FAULT OF ANY PARTY HERETO, OR OTHERWISE.
Section 18.6    Assignments. This Agreement, including any and all renewals, extensions, and amendments hereto, and all rights, title, and interests contained herein, shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors, and assigns, the assigns of all or any part of Gatherer’s right, title, or interest in the Gathering System, and the assigns of all or any part of Producer’s Interests in the Dedicated Area, and each Party’s respective obligations hereunder shall be covenants running with the lands underlying or included in any such assets. Neither Party shall Transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, delayed, or conditioned; provided,

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however, that either Party may Transfer any of its rights or obligations under this Agreement to any Affiliate of such Party without the prior written consent of the other Party and that, in connection with a Transfer of all or any portion of the Dedicated Area, Producer shall Transfer its corresponding rights and obligations under this Agreement without the need for the prior written consent of Gatherer; provided, further, that if Producer Transfers a portion but not all of the Dedicated Area, instead of acquiring this Agreement, the transferee of such Interests shall execute an agreement in the form attached hereto as Exhibit F (the “Transferee Agreement”), Gatherer shall likewise execute such Transferee Agreement, and such Transferred portion of the Dedicated Area shall be removed from dedication under this Agreement. Any Transfer of this Agreement shall expressly require that the assignee assume and agree to discharge the duties and obligations of its assignor under this Agreement, and the assignor shall be released from the duties and obligations arising under this Agreement which accrue after the effective date of such Transfer. Gatherer shall not Transfer its rights and interests in the Gathering System, in whole or in part, unless the transferee of such interests agrees in writing to be bound by the terms and conditions of this Agreement. No Transfer of this Agreement or of any interest of either Party shall be binding on the other Party until such other Party has been notified in writing of such Transfer and furnished with reasonable evidence of same. No such Transfer of this Agreement or of any interests of either Party shall operate in any way to enlarge, alter, or modify any obligation of the other Party hereto. Any Person that succeeds by purchase, merger, or consolidation with a Party hereto shall be subject to the duties and obligations of its predecessor in interests under this Agreement or a Transferee Agreement, as applicable.
Section 18.7    Entire Agreement. This Agreement constitutes the entire agreement of the Parties and supersedes all prior understandings, agreements, representations, and/or warranties by or among the Parties, written or oral, with respect to the subject matter hereof. No other representations, warranties, understandings, or agreements shall have any effect on this Agreement.
Section 18.8    Amendments. This Agreement may not be amended or modified in any manner except by a written document signed by both Parties that expressly amends this Agreement.
Section 18.9    LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES (COLLECTIVELY, “CONSEQUENTIAL DAMAGES”) RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT OR WARRANTY, OR OTHERWISE. IN FURTHERANCE OF THE FOREGOING, EACH PARTY RELEASES THE OTHER PARTY AND WAIVES ANY RIGHT OF RECOVERY FOR CONSEQUENTIAL DAMAGES SUFFERED BY SUCH PARTY, REGARDLESS OF WHETHER ANY SUCH DAMAGES ARE CAUSED BY THE OTHER PARTY’S NEGLIGENCE (AND REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, CONCURRENT, ACTIVE, PASSIVE, OR GROSS), FAULT, OR LIABILITY WITHOUT FAULT. GATHERER UNDERSTANDS THAT PRODUCER IS RELYING ON GATHERER’S PERFORMANCE UNDER THIS

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AGREEMENT TO ENABLE PRODUCER TO MEET ITS DEDICATION OBLIGATIONS UNDER DOWNSTREAM CONTRACTS, AND GATHERER EXPRESSLY AGREES THAT ANY DAMAGES SUFFERED BY PRODUCER UNDER ANY SUCH DOWNSTREAM CONTRACT AS A RESULT OF GATHERER’S UNEXCUSED FAILURE TO PERFORM UNDER THIS AGREEMENT SHALL BE CONSIDERED DIRECT DAMAGES.
Section 18.10    RIGHTS AND REMEDIES. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT THAT MAY BE CONSTRUED TO THE CONTRARY, A PARTY’S SOLE REMEDY AGAINST THE OTHER PARTY FOR NON-PERFORMANCE OR BREACH OF THIS AGREEMENT OR ANY OTHER CLAIM OF WHATSOEVER NATURE ARISING OUT OF THIS AGREEMENT OR OUT OF ANY ACTION OR INACTION BY A PARTY IN RELATION HERETO SHALL BE IN CONTRACT AND EACH PARTY EXPRESSLY WAIVES ANY OTHER REMEDY IT MAY HAVE IN LAW OR EQUITY, INCLUDING, WITHOUT LIMITATION, ANY REMEDY IN TORT.
Section 18.11    No Partnership. Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust, fiduciary, or partnership duty, obligation, or liability on or with regard to either Party.
Section 18.12    Rules of Construction. In construing this Agreement, the following principles shall be followed:
(a)    no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;
(b)    the headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and/or conditions hereof;
(c)    examples shall not be construed to limit, expressly or by implication, the matter they illustrate;
(d)    the word “includes” and its syntactical variants mean “includes, but is not limited to” and corresponding syntactical variant expressions; and
(e)    the plural shall be deemed to include the singular and vice versa, as applicable.

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Section 18.13    No Third Party Beneficiaries. Except for Persons expressly indemnified hereunder, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person, it being the intention of the Parties that no Third Party shall be deemed a third-party beneficiary of this Agreement.
Section 18.14    Further Assurances. Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.
Section 18.15    No Inducements. No director, employee, or agent of any Party shall give or receive any commission, fee, rebate, gift, or entertainment of significant cost or value in connection with this Agreement.
Section 18.16    Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.
Section 18.17    Survival. The terms of this Agreement which by their nature should reasonably be expected to survive termination or expiration of this Agreement shall survive, including, without limitation, Article 7 (Audit Rights), Article 12 (Indemnification), Article 16 (Dispute Resolution), Section 18.1 (Confidentiality), Section 18.5 (Governing Law), Section 18.9 (Limitation of Liability), Section 18.10 (Rights and Remedies), this Section 18.17 (Survival), and the obligations of either Party under any provision of this Agreement to make payment hereunder.
Section 18.18    Exhibits. The following exhibits are attached to this Agreement and are incorporated herein by this reference:
Exhibit A    -    Dedicated Area
Exhibit B    -    Receipt Points; Delivery Points
Exhibit C    -    Addresses for Notices, Statements, and Payments
Exhibit D    -    Form of Memorandum of Agreement
Exhibit E    -    Form of Memorandum of Release
Exhibit F    -    Form of Transferee Agreement
Exhibit G    -    Form of Joinder Agreement

Pg 34 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the Effective Date.
GATHERER:
ALPINE HIGH GATHERING LP
By:    Alpine High Subsidiary GP LLC, its general partner

By: /s/ Brian W. Freed
Name: Brian W. Freed
Title: Senior Vice President

PRODUCER:
APACHE CORPORATION

By: /s/ Stephen J. Riney
Name: Stephen J. Riney
Title: Chief Financial Officer and Executive Vice President

Pg 35 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A
DEDICATED AREA
This Exhibit A is to the Gas Gathering Agreement between Alpine High Gathering LP (“Gatherer”) and Apache Corporation (“Producer”) dated July 1, 2018, and is for all purposes made a part of said Agreement.
“Dedicated Area” shall mean the following lands as further described in the map (the area within the red border) and table below, as the same may be updated annually pursuant to Section 2.1(b). In the event of a conflict between the map and the table, the map shall control.
[***]

Pg 36 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

Section	Block	Survey	County	State	Dedicated Interest as of the Effective Date

[***] [22 PAGES OF TABLE OMITTED] [***]

Pg 37 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B
RECEIPT POINTS; DELIVERY POINTS

This Exhibit B is to the Gas Gathering Agreement between Alpine High Gathering LP (“Gatherer”) and Apache Corporation (“Producer”) dated July 1, 2018, and is for all purposes made a part of said Agreement.

LOW PRESSURE RECEIPT POINTS

Receipt Point Name	Meter Number	Gathering Subsystem	MAOP	Required Pressure
[***]
LOW PRESSURE DELIVERY POINTS

Delivery Point Name	Location	Required Pressure
[***]
HIGH PRESSURE RECEIPT POINTS

Receipt Point Name	Meter Number	MAOP
[***]
HIGH PRESSURE DELIVERY POINTS

Receipt Point Name	Meter Number	MAOP
[***]

Pg 38 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C
ADDRESSES FOR NOTICES, STATEMENTS, AND PAYMENTS
Additional Delivery Point Outline

This Exhibit C is to the Gas Gathering Agreement between Alpine High Gathering LP (“Gatherer”) and Apache Corporation (“Producer”) dated July 1, 2018, and is for all purposes made a part of said Agreement.

Gatherer
Notices: Alpine High Gathering LP Attn: Commercial Operations 17802 IH-10 West Suite 300 San Antonio, TX 78257 Telephone: 210-447-5629 Email: CommercialOperations@Apachecorp.com	Payments by Check: c/o Apache Corporation PO Box 840133 Dallas, TX 75284-0133
Scheduling and Nominations: Attn: Commercial Operations Telephone: 210-447-5629 Email: CommercialOperations@Apachecorp.com	Payments by Wire Transfer: c/o [***] Bank: [***] ABA No.: [***] Account: [***] Account No.: [***]
Producer

Notices:
Apache Corporation
Attn: Marketing Contract Administration
2000 Post Oak Blvd., Suite 100
Houston, TX 77056-4400
Telephone: (713) 296-6000
Fax: 713-296-6473
Email: contract.administration@
apachecorp.com

Invoices/Statements: Apache Corporation Attn: Gas Accounting 2000 Post Oak Blvd, Suite 100 Houston, TX 77056-4400 Telephone: (713) 296-6000 Fax: 713-296-6564 Email: gas.accounting@ apachecorp.com Scheduling and Nominations: Attn: Gas Control Telephone: (713) 296-6000 Fax: (713) 296-7130 Email: midcon.scheduling@ apachecorp.com
Payments by Wire Transfer: Bank: [***] ABA No.: [***] Account: [***] Account No.: [***]	Payments by Check: Apache Corporation PO Box 840133 Dallas, TX 75284-0133

Pg 39 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT D
FORM OF MEMORANDUM OF AGREEMENT
This Exhibit D is to the Gas Gathering Agreement between Alpine High Gathering LP (“Gatherer”) and Apache Corporation (“Producer”) dated July 1, 2018, and is for all purposes made a part of said Agreement.
State of Texas     §
§
County of [____]    §

MEMORANDUM OF AGREEMENT
This Memorandum of Agreement is entered into this __ day of ______________, 20__ (the “Effective Date”) between Alpine High Gathering LP, a Delaware limited partnership (“Gatherer”) and Apache Corporation, a Delaware corporation (“Producer”).
RECITALS
WHEREAS, Gatherer and Producer have entered into a certain Gas Gathering Agreement dated July 1, 2018 (the “Agreement”), pursuant to which Producer dedicated Gas produced from the Dedicated Area for gathering by Gatherer; and
WHEREAS, the Parties wish to file this Memorandum of Agreement to put third parties on notice as to the existence of the Agreement.
1.    Dedication.

Producer’s interests in the acreage and/or well(s) set forth on Exhibit A hereto (“Dedicated Area”) are dedicated to Gatherer for gathering. The Agreement is for an initial term ending on March 31, 2032, but subject to extension, renewal, and/or termination as more particularly provided therein.

2.    Incorporation of Agreement and Effect of Memorandum.

The sole purpose of this Memorandum of Agreement is to give notice to third parties of the existence of the Agreement and the rights of Gatherer in and to Producer’s Gas from the Dedicated Area. This Memorandum shall not modify in any manner any of the terms and conditions of the Agreement, and nothing in this Memorandum is intended to and shall not be used to interpret the Agreement. The provisions of the Agreement are hereby incorporated into this Memorandum of Agreement as if set out fully herein. In the event of any irreconcilable conflict between the terms of this Memorandum and the terms of the Agreement, the terms of the Agreement shall govern and control for all purposes.
3.    Defined Terms.
All capitalized terms not defined herein shall have the same meaning assigned such terms in the Agreement.

Pg 40 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, this Memorandum of Agreement is executed by Gatherer and Producer as of the date of acknowledgement of their signatures, but is effective for all purposes as of the Effective Date stated above.

GATHERER
ALPINE HIGH GATHERING LP
By:    Alpine High Subsidiary GP LLC, its general partner
By:
Name:
Title:

PRODUCER
APACHE CORPORATION
By: ________________________________
Name: ______________________________
Title: _______________________________

Pg 41 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

STATE OF TEXAS                §
§
COUNTY OF [___________]            §

This instrument was acknowledged before me this day of        , 20__ by [___________], the [__________] of Alpine High Subsidiary GP LLC, the general partner of Alpine High Gathering LP, on behalf of such entity.
In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:                __________________________________________
Notary Public in and for the
State of Texas
My Commission Expires:
Commission No.:

STATE OF TEXAS             §
§
COUNTY OF [___________]          §

This instrument was acknowledged before me this day of        , 20__ by [___________], the [__________] of Apache Corporation on behalf of such entity.

In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:                __________________________________________
Notary Public in and for the
State of Texas
My Commission Expires:
Commission No.:

Pg 42 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A
TO
MEMORANDUM OF AGREEMENT

DEPICTION OF DEDICATED AREA

Pg 43 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT E
FORM OF MEMORANDUM OF RELEASE
This Exhibit E is to the Gas Gathering Agreement between Alpine High Gathering LP (“Gatherer”) and Apache Corporation (“Producer”) dated July 1, 2018, and is for all purposes made a part of said Agreement.
State of Texas     §
§
County of [____]    §

MEMORANDUM OF RELEASE
This Memorandum of Release is entered into this __ day of ______________, 20__ (the “Effective Date”) between Alpine High Gathering LP, a Delaware limited partnership (“Gatherer”) and Apache Corporation, a Delaware corporation (“Producer”).
RECITALS
WHEREAS, Gatherer and Producer have previously entered into a certain Gas Gathering Agreement dated July 1, 2018 (the “Agreement”), pursuant to which Producer dedicated Gas produced from the Dedicated Area for gathering by Gatherer; and
WHEREAS, a Memorandum of Agreement dated [___], 2018 was executed by Gatherer and Producer to give notice to third parties of the existence of the Agreement and the respective rights and obligations of Gatherer and Producer with respect thereto and with respect to the dedication as set forth therein; and
WHEREAS, such Memorandum of Agreement was filed of record in Book ____, Page_____ of the real property records of [___] County, Texas; and
WHEREAS, the Parties wish to file this Memorandum of Release to put third parties on notice as to the release of certain Interests from the dedication.
4.    Release from Dedication.

The following Interests in the following acreage and/or well(s) (“Released Interests”) are hereby released from the dedication, as further set forth on Exhibit A hereto:

[Description of Released Interests]

5.    Incorporation of Agreement and Effect of Memorandum.

The sole purpose of this Memorandum of Release is to give notice to third parties of the existence of the Agreement, the rights of Gatherer in and to Producer’s Gas from the Dedicated Area, and the release of the Released Interests from the dedication. This Memorandum shall not modify in any manner any of the terms and conditions of the Agreement, and nothing in this Memorandum is intended to and shall not be used to interpret the Agreement. The provisions of the Agreement are hereby incorporated into this Memorandum of Release as if set out fully herein.

Pg 44 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

In the event of any irreconcilable conflict between the terms of this Memorandum and the terms of the Agreement, the terms of the Agreement shall govern and control for all purposes.
6.    Defined Terms.
    All capitalized terms not defined herein shall have the same meaning assigned such terms in the Agreement.

IN WITNESS WHEREOF, this Memorandum of Release is executed by Gatherer and Producer as of the date of acknowledgement of their signatures, but is effective for all purposes as of the Effective Date stated above.

GATHERER
ALPINE HIGH GATHERING LP
By:    Alpine High Subsidiary GP LLC
By:
Name:
Title:

PRODUCER
APACHE CORPORATION
By: ________________________________
Name: ______________________________
Title: _______________________________

Pg 45 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

STATE OF TEXAS                §
§
COUNTY OF [___________]            §

This instrument was acknowledged before me this day of        , 20__ by [___________], the [__________] of Alpine High Subsidiary GP LLC, the general partner of Alpine High Gathering LP, on behalf of such entity.
In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:                __________________________________________
Notary Public in and for the
State of Texas
My Commission Expires:
Commission No.:

STATE OF TEXAS             §
§
COUNTY OF [___________]          §

This instrument was acknowledged before me this day of        , 20__ by [___________], the [__________] of Apache Corporation on behalf of such entity.

In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:                __________________________________________
Notary Public in and for the
State of Texas
My Commission Expires:
Commission No.:

Pg 46 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A
TO
MEMORANDUM OF RELEASE

DEPICTION OF RELEASED INTERESTS

Pg 47 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT F
FORM OF TRANSFEREE AGREEMENT
This Exhibit F is to the Gas Gathering Agreement between Alpine High Gathering LP (“Gatherer”) and Apache Corporation (“Producer”) dated July 1, 2018, and is for all purposes made a part of said Agreement.
[attached]

Pg 48 of 68
Gas Gathering Agreement dated July 1, 2018
Between Alpine High Gathering LP (Gatherer) and Apache Corporation (Producer)

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT G
FORM OF JOINDER AGREEMENT
This Exhibit G is to the Gas Gathering Agreement between Alpine High Gathering LP (“Gatherer”) and Apache Corporation (“Producer”) dated July 1, 2018, and is for all purposes made a part of said Agreement.
JOINDER AGREEMENT
This Joinder Agreement is entered into this __ day of ______________, 20__ (the “Effective Date”) between Alpine High Gathering LP, a Delaware limited partnership (“Gatherer”) and ____________________, a _____________ ______ (“Producer”).
WHEREAS, Gatherer and Apache Corporation have entered into a certain Gas Gathering Agreement dated July 1, 2018, as such agreement may be amended, modified or supplemented from time to time (the “Agreement”), pursuant to which Producer dedicated gas produced from a certain geographic area as defined in the Agreement (the “Dedicated Area”) for gathering by Gatherer;
WHEREAS, Gatherer and Producer agree that all capitalized terms used in this Joinder Agreement and not defined herein shall have the meanings set forth in the Agreement;
WHEREAS, Producer, an affiliate of Apache Corporation, has acquired certain oil and gas interests, which are described in greater detail on Exhibit A hereto, within the Dedicated Area (the “Affiliate Interests”); and
WHEREAS, in accordance with Section 2.1(g) of the Agreement, Producer is entering into this Joinder Agreement in order that the Affiliate Interests will become subject to the terms of the Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Gatherer and Producer hereby agree as follows:
Producer hereby absolutely, unconditionally and irrevocably agrees to be bound by the terms and provisions of the Agreement, including, for the avoidance of doubt, Section 2.1(a) (Dedication) and Section 2.1(b) (Covenant Running with the Land), with the same force and effect as if it were originally a party thereto, and to assume all of its rights and obligations under the Agreement, including to perform, satisfy and timely discharge all of its obligations, duties and covenants that are required to be performed, satisfied or discharged after the Effective Date in accordance with the terms thereof.
Producer acknowledges that it has been provided and has reviewed a full and complete copy of the Agreement.
This Joinder Agreement shall be governed by, construed, and enforced in accordance with the Laws of the State of Texas, without regard to any choice of law principles that would require the application of the Laws of any other jurisdiction.

CONFIDENTIAL TREATMENT REQUESTED

This Joinder Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. A signature delivered by facsimile or other electronic transmission of a .pdf (including e-mail) will be considered an original signature.
IN WITNESS WHEREOF, this Joinder Agreement is executed by Gatherer and Producer as of the date of their signatures, but is effective for all purposes as of the Effective Date stated above.

GATHERER
ALPINE HIGH GATHERING LP
By:    Alpine High Subsidiary GP LLC
By:
Name:
Title:

PRODUCER
[_______________________]
By: ________________________________
Name: ______________________________
Title: _______________________________

CONFIDENTIAL TREATMENT REQUESTED

Exhibit A
Affiliate Interests

EXHIBIT F

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS AGREEMENT. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION, WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS MARKED WITH “[***]”.

FORM OF
GAS GATHERING AGREEMENT
by and between
[_________________]
and
ALPINE HIGH GATHERING LP
dated
[________, 20__]

Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

GAS GATHERING AGREEMENT

EXHIBITS:
Exhibit A    -    Dedicated Area
Exhibit B    -    Receipt Points; Delivery Points
Exhibit C    -    Addresses for Notices, Statements, and Payments
Exhibit D    -     Form of Memorandum of Agreement
Exhibit E    -    Form of Memorandum of Release

Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

GAS GATHERING AGREEMENT
This Gas Gathering Agreement (“Agreement”) is entered into to be effective [___________] (“Effective Date”) by and between [_______________], a [___________] (together with its successors and permitted assigns, “Producer”), and ALPINE HIGH GATHERING LP, a Delaware limited partnership (together with its successors and permitted assigns, “Gatherer”). Producer and Gatherer may be referred to herein individually as “Party,” or collectively as the “Parties.”
RECITALS
A.Gatherer owns and operates the high pressure and low pressure Gathering System (as defined in Article 1 below).
B.    Producer owns or controls Gas production in the vicinity of the Gathering System.
C.    Subject to the terms and conditions of this Agreement, Producer desires to deliver to Gatherer, and Gatherer desires to receive from Producer, Gas owned and/or controlled by Producer at the Receipt Points for Gathering on the Gathering System. In accordance with the terms and conditions of this Agreement, Gatherer shall provide the Services with respect to Producer’s Gas delivered to Gatherer hereunder.
NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties agree as follows:
ARTICLE 1
DEFINITIONS
Capitalized terms used in this Agreement shall have the following meanings:
“2-Year Forecast” As defined in Section 2.1.
“Additional Receipt Point” As defined in Section 3.7.
“Affiliate” With respect to a Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person through one or more intermediaries or otherwise. For purposes of this definition, with respect to a Person: (a) “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of Voting Securities or interests, by contract or otherwise, and the terms “controlling” and “controlled” have correlative meanings, and (b) “Voting Securities” means securities of any class of such Person entitling the holders thereof to vote in the election of, or to appoint, members of the board of directors or other similar governing body of the Person; provided that if such Person is a limited partnership, Voting Securities of such Person shall be the general partner interest in such Person.
“Audit” As defined in Section 7.1.

Pg 1 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

“Btu” or “British Thermal Unit” The amount of heat required to raise the temperature of one (1) pound of water from fifty-nine degrees Fahrenheit (59ºF) to sixty degrees Fahrenheit (60ºF) at a constant pressure of fourteen and sixty-five hundredths (14.65) psia.
“Business Day” Any calendar day, other than a Saturday or Sunday, on which commercial banks in Houston, Texas are open for business.
“Calendar Year” The period from January 1st through December 31st of the same calendar year.
“Central Clock Time” Central Standard time throughout the year, as may be adjusted semi-annually for Central Daylight Savings time.
“Claim” Any lawsuit, claim, proceeding, investigation, or other similar action.
“Condensate” Hydrocarbons that have condensed from Gas downstream of a Receipt Point and are collected as a liquid in the Gathering System, including all liquid hydrocarbons accumulating in drips, separators and/or pipelines downstream of a Receipt Point.
“Consequential Damages” As defined in Section 18.9.
“Cubic Foot of Gas” The volume of Gas occupying one (1) cubic foot of space when such Gas is at a base pressure of fourteen and sixty-five hundredths (14.65) psia and at a base temperature of sixty degrees Fahrenheit (60ºF). Whenever the conditions of pressure and temperature differ from the foregoing standard, conversion from the foregoing standard conditions shall be made in accordance with the Ideal Gas Laws.
“Day” or “Daily” A period of time commencing at 9:00 A.M., Central Clock Time, on a calendar day and ending at 9:00 A.M., Central Clock Time, on the next succeeding calendar day.
“Dedicated Area” The lands located in [Reeves, Pecos, Jeff Davis, and Culberson Counties], Texas, more particularly described in Exhibit A. [Insert all applicable counties in which any of the properties listed on Exhibit A are located.]
“Delivery Point” The outlet flange of Gatherer’s facilities at the point of interconnection between the low pressure Gathering System and other facilities where Gas is delivered out of the low pressure Gathering System or the outlet flange of Gatherer’s facilities at the point of interconnection between the high pressure Gathering System and other facilities where Gas is delivered out of the Gathering System. The Delivery Points existing on the Effective Date, including the Gathering Subsystem to which such points belong, are reflected on Exhibit B. Gatherer shall update Exhibit B on January 1, April 1, July 1, and October 1 of each Year to include Additional Delivery Points that have been placed into service and, if necessary, to update the Gathering Subsystem of existing points; provided that Gatherer may not change the Gathering Subsystem to which an existing Delivery Point is connected without Producer’s consent.
“Delivery Point Gas Quality Specifications” The Gas quality requirements of downstream pipelines or other facility operators at the Delivery Points, as such requirements are in effect from time to time.

Pg 2 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

“Effective Date” As defined in the preamble of this Agreement.
“Firm” The provision of Services hereunder shall not be subject to interruption, except as absolutely necessary as a result of Force Majeure or, after reasonable prior notice, during periods of Maintenance, and in the event of any such interruption or in the event of excess Gas deliveries to the Gathering System (from Producer or a Third Party) over and above the System Gas Capacity, Producer’s Gas shall have first priority rights and shall be the last curtailed, unless Producer otherwise provides consent.
“Force Majeure” As defined in Section 11.2.
“Gas” Any mixture of hydrocarbons or of hydrocarbons and non-combustible gases in a gaseous state.
“Gather” or “Gathering” The receipt of Gas by Gatherer at the Receipt Points for the transportation and delivery of Gas to the Delivery Point(s).
“Gatherer Indemnified Parties” As defined in Section 12.1.
“Gathering Fees” As defined in Section 4.1.
“Gathering System” The natural gas low pressure and high pressure gathering system owned by Gatherer and located in Reeves and Pecos Counties, Texas, and the Receipt Points and Delivery Points listed on Exhibit B to the extent the facilities are owned/leased and operated by Gatherer at such points, as such system may be expanded or modified from time to time. The Gathering System shall be divided into a subsystem for all Processable Gas and a subsystem for Non-Processable Gas (each a “Gathering Subsystem”) that do not commingle.
“Governmental Authority” Any federal, state, municipal, local or similar governmental authority, regulatory or administrative agency or court with jurisdiction over the Parties or either Party, this Agreement, any of the transactions contemplated hereby, or the Gathering System or any other facilities utilized by a Party for the performance of this Agreement.
“High Pressure Gathering Fee” As defined in Section 4.1.
“Ideal Gas Laws” The thermodynamic laws applying to perfect gases.
“Interests” Any right, title, or interest in lands which gives Producer the right to produce and market oil and/or Gas therefrom, whether arising from fee ownership, working interest ownership, mineral ownership, leasehold ownership, farmout, or other contractual arrangement or arising from any pooling, unitization, or communitization of any of the foregoing rights within the Dedicated Area, and any and all replacements, renewals, and extensions or amendments of any of the same.
“Law” or “Laws” Any of the following: laws, rules, regulations, decrees, judgments or orders of, or licenses or permits issued by, any Governmental Authority, including, without limitation, any U.S. Bureau of Land Management requirement that is applicable to any federal lease included in the Dedicated Area.

Pg 3 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

“Loss” Any loss, cost, expense, liability, damage, sanction, judgment, lien, fine, or penalty, including reasonable attorney’s fees, incurred, suffered or paid by the applicable indemnified Persons on account of: (i) injuries (including death) to any Person or damage to or destruction of any property, sustained or alleged to have been sustained in connection with or arising out of the matters for which the indemnifying Party has agreed to indemnify the applicable indemnified Persons, or (ii) the breach of any covenant or agreement made or to be performed by the indemnifying Party pursuant to this Agreement.
“Low Pressure Gathering Fee” As defined in Section 4.1.
“Maintenance” As defined in Section 8.1.
“MAOP” The maximum allowable operating pressure.
“Material Measurement Error” As defined in Section 10.4.
“Mcf” One thousand (1,000) Cubic Feet of Gas.
“Mcf Volume” Gas as measured on an Mcf basis.
“Measurement Meter” The meter used to measure the Mcf Volume of Producer’s Gas delivered to the Gathering System at a Receipt Point.
“MMBtu” One million (1,000,000) Btus.
“MMBtu Volume” Gas as measured on an MMBtu basis.
“MMcf” One million (1,000,000) Cubic Feet of Gas.
“Month” or “Monthly” A period commencing at 9:00 A.M., Central Clock Time, on the first Day of a calendar month and extending until 9:00 A.M., Central Clock Time, on the first Day of the next succeeding calendar month.
“Monthly Invoice” As defined in Section 6.1.
“Non-Op Gas” As defined in Section 2.1.
“Non-Processable Gas” Producer’s Gas that Producer elects or has elected to not be bound for a downstream processing facility.
“Off-Spec Gas” As defined in Section 9.2.
“Person” An individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
“Primary Term” As defined in Section 17.1.
“Processable Gas” Producer’s Gas that Producer elects or has elected to be bound for a downstream processing facility.

Pg 4 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

“Producer Indemnified Parties” As defined in Section 12.1.
“Producer’s Gas” All Gas now or hereafter owned or controlled by Producer and delivered to the Gathering System pursuant to the terms of this Agreement.
“psia” Pressure expressed in pounds per square inch absolute.
“psig” Pressure expressed in pounds per square inch gauge.
“Receipt Point” The inlet flange of Gatherer’s facilities at the point of interconnection between the low pressure Gathering System and Producer’s facilities or the inlet flange of Gatherer’s facilities at the point of interconnection between the high pressure Gathering System and other facilities where Gas is received into the high pressure Gathering System. The Receipt Points existing on the Effective Date, including the Gathering Subsystem to which such points belong, are listed on Exhibit B. Gatherer shall update Exhibit B on January 1, April 1, July 1, and October 1 of each Year to include Additional Receipt Points that have been placed into service and, if necessary, to update the Gathering Subsystem of existing points; provided that Gatherer may not change the Gathering Subsystem to which an existing Receipt Point is connected without Producer’s consent.
“Receipt Point Mcf Volume” The actual Mcf Volume of Gas delivered by Producer and received by Gatherer at such Receipt Point during a Month, as measured at the applicable Measurement Meter, net of buyback gas redelivered to Producer pursuant to Section 3.8.
“Receipt Point Gas Quality Specifications” For each Receipt Point, the applicable downstream Delivery Point Gas Quality Specifications.
“Required Pressure” For each Receipt Point, the pressure listed on Exhibit B for such Receipt Point; provided that for Additional Receipt Points on the low pressure portion of the Gathering System, the Required Pressure shall not be higher than [______] psig. For Additional Receipt Points on the high pressure portion of the Gathering System the Required Pressure shall not exceed MAOP, as such MAOP may exist from time to time. [Insert applicable number, to be agreed by Producer and its transferee, which reflects an appropriate psig amount based on the pressure of the gas production from the transferred properties and the operating pressure of the applicable portions of the System at the time of such transfer.]
“Resolution Period” As defined in Section 2.1 or Section 3.6, as applicable.
“Services” As defined in Section 2.2.
“Shipper” Any Person for whom Gatherer provides Services on the Gathering System.
“Similarly Situated Shipper” Any assignee of Producer’s interests hereunder (whether total or partial) pursuant to Section 18.6 or any Third Party Shipper who has an equal level of service priority on the Gathering System.
“System Gas Capacity” As of any determination time, the Gathering System throughput capacity as it exists as of such time.
“Tax” or “Taxes” Any federal, state or local taxes, fees, levies or other assessments, including all sales and use, goods and services, ad valorem, transfer, gains, profits, excise, franchise,

Pg 5 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

real and personal property, gross receipt, value added, capital stock, production, business and occupation, disability, employment, payroll, license, unemployment, social security, Medicare, or withholding taxes or charges imposed by any Governmental Authority, and including any interest and penalties (civil or criminal) on any of the foregoing.
“Term” As defined in Section 17.1.
“Third Party” Any Person that, as of any applicable determination date, is not a Party to this Agreement.
“Third Party Gas” Gas other than Producer’s Gas.
“Transfer” Any direct or indirect transfer, conveyance, assignment, grant or other disposition of any rights, interests or obligations.
“Year” A period of three hundred sixty-five (365) consecutive Days; provided, however, any year that contains the date of February 29 shall consist of three hundred sixty-six (366) consecutive Days.
ARTICLE 2
DEDICATION AND SERVICES
Section 2.1    Dedication; Producer Reservations; Release Rights.
(a)    Dedication. Subject to the terms and conditions of this Agreement, and solely for the performance of this Agreement, Producer hereby dedicates for Gathering and the other Services to be provided by Gatherer under this Agreement and shall deliver or cause to be delivered at the Receipt Point(s) on the Gathering System the following:
(i)    all Gas produced and saved from wells now or hereafter located within the Dedicated Area or on lands pooled or unitized therewith, to the extent such Gas is attributable to Interests within the Dedicated Area and not delivered or used as permitted pursuant to this Agreement; and
(ii)    with respect to wells now or hereafter located within the Dedicated Area or on lands pooled or unitized therewith for which Producer is the operator, Gas from such wells that is owned by other working interest owners and royalty owners (“Non-Op Gas”) but only to the extent and for the period that Producer has the right or obligation to market such Non-Op Gas.
(b)    Covenant Running with the Land. It is the mutual intention of the Parties that, so long as the dedication in Section 2.1(a) is in effect, this Agreement and the dedication under Section 2.1(a) and all of the terms and provisions of this Agreement collectively shall (i) be a covenant running with the Interests within the Dedicated Area and (ii) be binding on and enforceable by Gatherer and its successors and assigns against Producer and its successors and assigns of the Interests within the Dedicated Area. Each Party agrees to execute,

Pg 6 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

acknowledge, and deliver to the other Party from time to time such additional agreements and instruments as may be reasonably requested by such other Party to more fully effectuate the intention of the Parties set forth in the immediately preceding sentence, including a memorandum of this Agreement in the form set forth on Exhibit D, and in the event of a permanent release or partial assignment of the Interests dedicated hereunder, a memorandum of release in the form set forth on Exhibit E. Producer shall cause any conveyance by it of all or any of the Interests within the Dedicated Area to be made expressly subject to the terms of this Agreement. By January 31 of each year, Producer and Gatherer shall update Exhibit A to reflect any Interests within the Dedicated Area (1)  permanently released by Gatherer or (2) partially assigned by Producer during the immediately preceding year. Contemporaneously with any such update and supplement to this Agreement, Producer shall execute, acknowledge, and deliver to Gatherer a supplement to each of the applicable memoranda of this Agreement previously filed for recording in the real property records of each county in which any portion of such new Interests is located.
(c)    Forecasts. Subject to Gatherer’s compliance with the confidentiality and restricted use requirements set forth in Section 18.1, on or before October 1st of each Year during the Term of this Agreement, Producer shall deliver to Gatherer a 2-Year Forecast with respect to Producer’s Gas. “2-Year Forecast” shall mean Producer’s good faith estimate (expressed in Mcf per Day) and associated gas analysis of Producer’s Gas to be produced from the Dedicated Area, including the general geographic location and anticipated Gathering Subsystem, for each Month for the next two (2) years of the Term of the Agreement, which forecast shall be based on Producer’s most recent engineering and planning data. At Gatherer’s request, but no more than once per quarter, Producer and Gatherer will meet to discuss changes in the forecast to ensure that Gatherer will have adequate capacity in place to meet Producer’s requirements. For the sake of clarity, Gatherer acknowledges that Producer shall not at any time be required to deliver any of Producer’s internal budget information to Gatherer. Producer shall use all commercially reasonable efforts and information available to it to create the 2-Year Forecasts, but, given the inherent nature of the estimates involved in creating such Forecasts, Producer cannot guarantee the accuracy of any 2-Year Forecast.
(d)    Producer’s Reservations.
(i)    Gas for Lessors or Royalty Owners. Producer shall have the right to utilize Gas as may be required to be delivered to lessors or royalty owners under the terms of leases or other agreements or as required for Producer’s operations within the Dedicated Area or lands pooled or unitized therewith, as determined by Producer in its sole discretion.
(ii)    Pooling or Units. Producer may form, dissolve, and/or participate in pooling agreements or units encompassing all or any portions of the Dedicated Area, as determined by Producer in its sole discretion.

Pg 7 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

(iii)    Operational Control of Wells. Producer reserves the right to operate its leases and wells in any manner that it desires, as determined by Producer in its sole discretion and free of any control by Gatherer, including without limitation, (i) shutting-in, cleaning out, reworking, modifying, deepening, or abandoning any such wells, (ii) using any efficient, modern, or improved method for the production of its wells, (iii) flaring, burning, or venting Gas (with no fees to be associated with such Gas), and (iv) surrendering, releasing, or terminating its leases or Interests or allowing such leases or Interests to expire at any time; provided that before any well is taken out of service for any reason, Producer shall first shut-off the well’s connection to the applicable Receipt Point.
(iv)    Well Development and Operations. Producer reserves the right to use Gas (including its components) above ground or below, to develop and operate its leases and wells, including, without limitation, for Gas lift, fuel, pressure maintenance, or other re-injection purposes, secondary and tertiary recovery, drilling or cycling, operation of Producer’s facilities, and/or any other legitimate use in connection with the development and/or operation of its leases and wells that are now or hereafter become subject to the terms of this Agreement. Additionally, for Gas used for fuel, Producer has the right to remove liquid hydrocarbons from such Gas by means it deems necessary, including via low temperature separation.
(v)    No Obligation to Develop. Notwithstanding anything else in this Agreement that may be construed to the contrary, Producer reserves the right to develop and operate its leases and wells as it sees fit, in its sole discretion, and Producer shall have no obligation to Gatherer under this Agreement to develop or otherwise produce Gas or other hydrocarbons from any properties owned by it, including any properties now or hereafter located within the Dedicated Area or the lands pooled or unitized therewith.
(e)    Release from Dedication.
(i)    Immediate Temporary Release. If for any reason, including Force Majeure (but not including a pressure problem, which is addressed in Section 3.6), Gatherer does not Gather all or any portion of Producer’s Gas delivered or otherwise available for delivery at a Receipt Point, Producer shall be entitled to an immediate temporary release from dedication of such volume of Gas not Gathered, and may dispose of such Gas in any manner it sees fit, subject to Gatherer’s right to resume receipts at a subsequent time when Gatherer is able to receive all of Producer’s Gas available for delivery at the Receipt Point in accordance with the terms of this Agreement, provided, however, if during such temporary release period Producer secures a different temporary market, Gatherer may resume receipts only upon thirty (30) Days’ advance written notice and only as of the beginning of a Month, unless otherwise agreed.

Pg 8 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

(ii)    Permanent Release. In addition to Section 2.1(e)(i), above, if Gatherer does not Gather or ceases Gathering all or any portion of Producer’s Gas for delivery at a Receipt Point for any reason (but not including a pressure problem, which is addressed in Section 3.6, or a failure to meet quality requirements, for which no permanent release shall be available) for a cumulative thirty (30) Days in any ninety (90) Day period, unless such failure is caused by Force Majeure, in which case a cumulative 180 Days in any 365-Day period, then upon Producer’s written notice to Gatherer, Gatherer shall have fifteen (15) Days from receipt of such notice to propose a feasible plan to Producer that shall resolve such issue, at Gatherer’s sole cost and expense, within sixty (60) Days after proposing such plan (the “Resolution Period”). If (A) Gatherer fails to propose a resolution within the stated fifteen (15) Days, (B) the issue is not resolved after completion of Gatherer’s resolution, or (C) Gatherer does not complete such resolution within the Resolution Period for any reason (but if Gatherer’s completion is delayed or prevented by reason of Force Majeure, the Resolution Period shall be extended by an additional 120 Days), Producer may elect, by giving written notice to Gatherer, to receive a permanent release from dedication as to the affected Receipt Point and the portion(s) of the Dedicated Area associated with such Receipt Point (and such released portion(s) shall be stated in terms of acreage); provided, however, Producer shall not be entitled to a permanent release to the extent that Producer’s good-faith estimate of the affected volumes exceeds the last 2-Year Forecast Producer delivered to Gatherer in accordance with Section 2.1(c). If Producer elects a permanent release, the portion(s) of the Dedicated Area to be released shall be designated by Producer, acting reasonably and in good faith, provided that Producer shall provide to Gatherer (subject to the confidentiality and non-use restrictions set forth in this Agreement) reasonable evidence to support Producer’s determination of the portion(s) of the Dedicated Area to be released, and as long as Producer’s determination of the areas to be released is reasonably supported, such determination shall be deemed conclusive.
(iii)    Release by Downstream Processor. Gatherer is providing Services in order to deliver Producer’s Gas to downstream facilities in satisfaction of Producer’s dedication to such downstream facilities. To the extent that Producer’s dedication under such downstream contracts is released, Producer shall receive a corresponding release from dedication under this Agreement.
(f)    No Election of Remedies. Producer’s exercise of any right to a release from dedication under Section 2.1(e) or Section 3.6 shall not be deemed an election of remedies for any unexcused failure of Gatherer to perform any obligation under this Agreement, and Producer shall be entitled to any and all other remedies, including specific performance and injunctive relief (without the need to post any bond).

Pg 9 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

Section 2.2    Gathering and Related Services. Subject to the terms and conditions of this Agreement, each Month during the Term Gatherer shall provide, or cause to be provided, the following services, each on a Firm basis (collectively, the “Services”):
(a)    receive, or cause to be received, Producer’s Gas at the low pressure Receipt Points;
(b)    gather Producer’s Gas on the low pressure Gathering System;
(c)    deliver for Producer’s account all Producer’s Gas, less any Producer’s Gas required under Section 3.8, and Condensate at the low pressure Delivery Point(s),
(d)    receive, or cause to be received, Producer’s Gas at the high pressure Receipt Points;
(e)    gather Producer’s Gas on the high pressure Gathering System;
(f)    deliver for Producer’s account Producer’s Gas and Condensate at the high pressure Delivery Point(s); and
(g)    perform such other obligations and actions as are described under this Agreement.
Gatherer shall perform all Services and operate the Gathering System consistent with industry standard and in a prudent, workmanlike manner.
Notwithstanding anything in this Agreement to the contrary, Producer shall not be entitled to Services on a Firm basis on any facilities that have been built by Gatherer exclusively to service Gas volumes delivered by any Third Party customer.
Section 2.3    Modification of System Capacity. Other than during periods of emergency and/or required Maintenance, Gatherer shall not take, without Producer’s prior written consent, any action that could cause the System Gas Capacity to be reduced in a manner that negatively affects Producer’s ability to deliver Gas to any Receipt Point.
Section 2.4    Priority of Gas Services; Curtailment. Gatherer covenants that it shall not oversubscribe the Gathering System (or any Gathering Subsystem) or take additional production into the Gathering System (or any Gathering Subsystem) if, as a result, Gatherer is unable to perform its Service obligations under this Agreement. Gatherer agrees to not provide services of any kind for any Third Party Gas on the Gathering System (or any Gathering Subsystem) on a basis that has a priority higher than that to which Producer is entitled under this Agreement without Producer’s prior written consent; provided, however, that in the case of (ii), such consent shall not be unreasonably withheld if the Third Party agreement shall not be reasonably expected to impact Gatherer’s ability to perform its obligations to Producer under this Agreement. If for any reason, including, without limitation, Force Majeure, Maintenance, or constraints at Delivery Point(s),

Pg 10 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

Gatherer needs to curtail receipt, Gathering or delivery of Gas on any part of a Gathering Subsystem, the following procedures shall be followed:
(a)    First, Gas deliveries from all Persons other than Producer and Similarly Situated Shippers shall be curtailed prior to any curtailment or interruption of Producer’s Gas or Gas from Similarly Situated Shippers; and
(b)    Second, if additional curtailments are required beyond Section 2.4(a) above, Gatherer shall notify Producer and Similarly Situated Shippers of such curtailment and require good faith estimates of expected gas volumes from Producer and Similarly Situated Shippers. Gatherer shall then allocate the capacity of the applicable Gathering Subsystem at the affected Receipt Point on a pro rata basis based upon Producer’s and each Similarly Situated Shipper’s respective good faith estimates for the affected point.
Notwithstanding anything to the contrary contained in this Agreement, to the extent Gas deliveries from Persons other than Producer or Similarly Situated Shippers cause or would reasonably be expected to cause Producer or a Similarly Situated Shipper to reduce or curtail its Gas production, Gatherer shall curtail receipts of Gas deliveries from such Persons into the Gathering System.
Section 2.5    Third Party Gas. Gatherer agrees that it shall not accept Third Party Gas into the Gathering System if such Third Party Gas shall cause Producer’s Gas to not meet the Delivery Point Gas Quality Specifications.
Section 2.6    Operation and Maintenance of Gathering System. Gatherer shall (i) be entitled to complete operational control of the Gathering System, and (ii) construct, install, own, operate and maintain, at its sole cost, risk and expense, the Gathering System in accordance with all applicable Laws, as a reasonably prudent natural gas gathering system operator and, to the extent reasonably possible, in a cost-efficient and effective manner for Producer.
Section 2.7    Commingling. Although Producer shall retain title to Producer’s Gas (except as otherwise provided in this Agreement), the Parties agree that Producer’s Gas may constitute part of the supply of Gas from multiple sources in the Gathering System and Gatherer shall have the right, subject to Gatherer’s obligations under this Agreement, to commingle Producer’s Gas with other Gas, to deliver molecules different from those received at the Receipt Points, and to handle the molecules delivered at the Receipt Points in any manner.

Pg 11 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 3
RECEIPT POINTS, DELIVERY POINTS, AND PRESSURES
Section 3.1    Receipt Points. Producer shall deliver Producer’s Gas to Gatherer at the Receipt Points.
Section 3.2    Delivery Points. Gatherer shall deliver Producer’s Gas and Condensate to the Delivery Points.
Section 3.3    Uniform Deliveries. Producer shall deliver Producer’s Gas to Gatherer, and Gatherer shall receive and redeliver Producer’s Gas, as nearly as practicable at uniform hourly and daily rates of flow.
Section 3.4    Pressure at Receipt Points. Producer shall cause Producer’s Gas to be delivered to the Receipt Points at a pressure sufficient to enter the Gathering System, provided that Gatherer maintains the operating pressure at low pressure Receipt Points at no greater than the applicable Required Pressure. Producer shall not deliver Gas at any Receipt Point at a pressure in excess of the MAOP at the Receipt Point, as such MAOP may exist from time to time. As of the Effective Date, the MAOP at each Receipt Point shall be listed on Exhibit B, and Gatherer shall give written notice to Producer at any time thereafter that the MAOP for any Receipt Point changes and for each Additional Receipt Point when it is added.
Section 3.5    Pressure at Delivery Points. Gatherer shall deliver Gas to each Delivery Point at a pressure sufficient to enter the receiving facilities at such Delivery Point, but shall not deliver such Gas at a pressure in excess of the MAOP of such receiving facilities, as such MAOP may exist from time to time.
Section 3.6    Release Rights. At any time the operating pressure at a Receipt Point or on any Gathering Subsystem is not in compliance with the Required Pressure or in excess of the MAOP for any reason, including Force Majeure, Producer shall be entitled to an immediate temporary release from dedication and may immediately dispose of and/or deliver to any third Person any of Producer’s Gas available for delivery at Receipt Point(s) delivering to such Gathering Subsystem. In the event the operating pressure at a Receipt Point or on a Gathering Subsystem is not in compliance with the Required Pressure for a cumulative thirty (30) Days in any ninety (90) Day period for reasons other than Force Majeure, then upon Producer’s written notice to Gatherer, Gatherer shall have fifteen (15) Days from receipt of such notice to propose a feasible plan that shall, at Gatherer’s sole cost and expense, resolve the pressure issue within sixty (60) Days after proposing such plan (the “Resolution Period”) so that the pressure shall be maintained in compliance with the Required Pressure (including when all available Gas is delivered to the Receipt Point(s), i.e., including all of Producer’s Gas that may have been temporarily released). If (a) Gatherer fails to propose a resolution within the stated fifteen (15) Days, (b) the issue is not resolved after completion of Gatherer’s resolution, or (c) Gatherer does not complete its proposed resolution within the Resolution Period for any reason (but if Gatherer’s completion is delayed or prevented by reason of Force Majeure, the Resolution Period shall be extended by an additional 120 Days),

Pg 12 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

then Producer may elect, by giving written notice to Gatherer, to receive a permanent release from dedication as to any Receipt Point(s) and the portion(s) of the Dedicated Area associated with such Receipt Point(s) (and such released portion(s) shall be stated in terms of acreage); provided, however, Producer shall not be entitled to a permanent release to the extent that Producer’s good-faith estimate of affected volumes exceeds the last 2-Year Forecast Producer delivered to Gatherer in accordance with Section 2.1(c). If Producer elects a permanent release, the portion(s) of the Dedicated Area to be released shall be designated by Producer, acting reasonably and in good faith, provided that Producer shall provide to Gatherer (subject to the confidentiality and non-use restrictions set forth in this Agreement) reasonable evidence to support Producer’s determination of the portion(s) of the Dedicated Area to be released, and as long as Producer’s determination of the areas to be released is reasonably supported, such determination shall be deemed conclusive.
Section 3.7    Additional Receipt Points.
(a)    Producer shall have the continuing right, at its option, at any time after the Effective Date, to designate additional Receipt Point(s) (each, an “Additional Receipt Point”) pursuant to the terms of this Section 3.7. In each such case, Producer shall, at its sole cost, install, own, and operate all necessary facilities upstream of the Additional Receipt Point. Gatherer shall own and operate all necessary facilities downstream of such Additional Receipt Point.
(b)    Producer shall be allowed, in its sole discretion, to designate (1) the location for the Additional Receipt Point as long as the location is within the Dedicated Area and (2) the Gathering Subsystem to which the Additional Receipt Point shall be connected, and Gatherer will connect the Additional Receipt Point in accordance with Producer’s notice in Section 3.7(c). If Producer requires a change in Gathering Subsystem after the initial connection by Gatherer, Producer may request an Additional Receipt Point as provided for in Section 3.7(c) below; however, Producer shall reimburse Gatherer for its actual and reasonable costs incurred to connect Additional Receipt Point to its facilities.
(c)    When Producer desires to install an Additional Receipt Point, Producer shall provide written notice to Gatherer, including a plat of the location of the proposed Additional Receipt Point and notice of whether the Additional Receipt Point shall be connected to the Gathering Subsystem for Processable Gas or the Gathering Subsystem for Non-Processable Gas. Subject to Section 3.7(b) above, within [***] ([***]) Days of Gatherer’s receipt of Producer’s notice which included Producer’s proposed location for the Additional Receipt Point, each Party shall install and place in service its respective facilities as required under Section 3.7(a) above. Thereafter, Producer may deliver Gas to such Additional Receipt Point, and Gatherer shall receive and Gather such Gas from such point.
(d)    If the Additional Receipt Point is not completed within [***] ([***]) Days after Gatherer’s receipt of Producer’s notice as provided in Section 3.7(c) for any reason other than Force Majeure, or within [***] ([***]) Days if Gatherer has encountered an event

Pg 13 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

of Force Majeure, Producer may elect, by giving written notice to Gatherer, to receive a permanent release from dedication as to such Additional Receipt Point (and the associated Dedicated Area).
Section 3.8     Buyback Gas. Producer shall have the right to request installation of a buyback gas meter downstream of a Receipt Point for Producer’s use as described in Section 2.1(d), subpart (iv), provided that Producer shall not withdraw volumes that exceed what Producer delivers to the applicable Receipt Point. Producer shall pay Gatherer the actual and reasonable costs incurred to install such meter. When Producer desires to have such meter installed, Producer shall provide written notice to the Gatherer of the applicable Receipt Point and the date on which Producer desires to begin receiving buyback gas, which date shall not be sooner than thirty (30) Days after the date of Producer’s notice, and Gatherer shall construct and install facilities necessary within thirty (30) Days of Producer’s notice.
ARTICLE 4
FEES
Section 4.1    Gathering Fee. For each Month during the Term, and for each low pressure Receipt Point, Producer shall pay to Gatherer an amount equal to: (i) the Monthly low pressure Receipt Point Mcf Volume, multiplied by (ii) [insert then effective Low Pressure Gathering Fee under Alpine High/Apache Anchor Shipper form] per Mcf (the “Low Pressure Gathering Fee”). For each high pressure Receipt Point, Producer shall pay to Gatherer an amount equal to: (i) the Monthly high pressure Receipt Point Mcf Volume for each Month, multiplied by (ii) [insert then effective Low Pressure Gathering Fee under Alpine High/Apache Anchor Shipper form] per Mcf (the “High Pressure Gathering Fee”). Collectively, the Low Pressure Gathering Fee and the High Pressure Gathering Fee are the “Gathering Fees”, as such Gathering Fees are annually adjusted pursuant to Section 4.2.
Section 4.2    Fee Escalation. On July 1st of each year, the Gathering Fees shall each be automatically adjusted upward or downward by the percentage change in the Chained Consumer Price Index for All Urban Consumers, all items less food and energy, as and when published and considered final by the U.S. Department of Labor Bureau of Labor Statistics calculated for the twelve (12) Months immediately preceding the date of escalation; provided, however, the Gathering Fees shall never be adjusted below their original amount as of the Effective Date; and, provided, further, that the amount of adjustment for each year shall not exceed [***] percent ([***]%) per annum.

Pg 14 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 5
FUEL AND LOST & UNACCOUNTED FOR GAS
Section 5.1    There is deemed to be no fuel or lost & unaccounted for Gas on the Gathering System.
ARTICLE 6
PAYMENTS
Section 6.1    Payments and Invoices. Gatherer shall provide Producer with a detailed statement and supporting documentation for the net amount of all consideration due from Producer to Gatherer under the terms of this Agreement (net of any amounts due from Gatherer to Producer under this Agreement), not later than the last Day of the Month immediately following the Month for which the consideration is due (such statement, the “Monthly Invoice”). Not later than thirty (30) Days following Producer’s receipt of a Monthly Invoice, Producer shall pay to Gatherer all amounts due and owing from Producer to Gatherer under the Monthly Invoice. Producer shall pay to Gatherer the undisputed portions of each Monthly Invoice in accordance with the terms of this Agreement, and as to any disputed portions that Producer does not pay, Producer shall provide Gatherer a written notice of dispute setting forth, in reasonable detail, the grounds for such dispute. Any amounts owing by Gatherer to Producer shall be deducted from amounts otherwise due Gatherer in the next ensuing Monthly Invoice, or Producer may request payment for same, and Gatherer shall pay to Producer such amounts within thirty (30) Days of Producer’s written request for same, subject to Gatherer’s good faith dispute of any such amounts, in which case Gatherer shall pay the undisputed portions in accordance with the terms of this Agreement. Payments to either Party shall be according to the applicable payment instructions set forth in Article 15. If any payment due date falls on a non-Business Day, the payment shall be due on the first Business Day thereafter.
Section 6.2    Netting, Offset of Amounts Due. Either Party shall have the right to offset any undisputed amounts due by it under this Agreement against any undisputed amounts due to it under this Agreement and pay the net amount due to the other Party.
Section 6.3    Interest on Late Payments. In the event either Party fails to make timely payment of any amount when due under this Agreement (including any disputed amount which is later found to have been correct when payment was first requested), interest shall accrue, from the date payment was due until the date payment is made, at an annual rate equal to the lower of: (a) the prime rate as published in the “Money Rates” section of The Wall Street Journal, plus two percent (2%), or (b) the maximum rate of interest allowed under applicable Laws.
Section 6.4    Financial Assurance. If Gatherer has reasonable grounds for insecurity regarding payment, performance, enforceability of any obligation under this Agreement (whether or not then due) by Producer or Producer’s guarantor, if any, including, without limitation, the occurrence of a material adverse change in the creditworthiness of Producer, Gatherer may demand Adequate Assurance of Performance.  A demand by Gatherer seeking Adequate Assurance of Performance shall be in writing and shall include an explanation in reasonable detail of the

Pg 15 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

calculation of the Adequate Assurance of Performance demand.  “Adequate Assurance of Performance” shall mean sufficient security in the form, amount, and for a term, and from an issuer, all reasonably acceptable to Gatherer seeking assurance, including, but not limited to, a standby irrevocable letter of credit, a prepayment, a security interest in an asset, or guaranty.
ARTICLE 7
AUDIT RIGHTS
Section 7.1    Audit Rights.
(a)    Each Party shall have the right, at its own expense, upon thirty (30) Days written notice and during reasonable working hours to perform an audit of the other Party’s books and records (“Audit”). The Audit provides the Parties the right to obtain access to and copies of the relevant portion of the books and records which includes, but is not limited to, financial information, reports, charts, calculations, measurement data, allocation support, third-party support, telephone recordings, and electronic communications of the other Party to the extent reasonably necessary to verify performance under the terms and conditions of this Agreement including the accuracy of any statement, allocation, charge, payment calculation, or determination made pursuant to the provisions contained herein for any Calendar Year within the twenty-four (24) Month period next following the end of such Calendar Year. The Party subject to the Audit shall respond to all exceptions and claims of discrepancies within ninety (90) Days of receipt thereof.
(b)    Either Party has the right to Audit any agents of the other Party, or any third Person performing services related to this Agreement. Either Party shall have the right to make and retain copies of the books and records to the extent necessary to support the audit work papers and claims resulting from the audit. Additionally, the Parties reserve the right to perform site inspections or carry out field visits of the assets and related measurement being audited.
(c)    The accuracy of any statement, allocation, charge, payment calculation, or determination made pursuant to the provisions of the Agreement shall be conclusively presumed to be correct after the twenty-four (24) Month period next following the end of the Calendar Year in which the statement, allocation, charge, payment calculation, or determination was generated or prepared, if not challenged (claimed) in writing prior thereto. For the avoidance of doubt, all claims shall be deemed waived unless they are made in writing within the twenty-four (24) Month period next following the end of the Calendar Year in which the statement, allocation, charge, payment calculation, or determination was generated or prepared.

Pg 16 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 8
MAINTENANCE
Section 8.1    Maintenance. Gatherer shall be entitled to interrupt Services hereunder to perform necessary or desirable inspections, pigging, maintenance, testing, connections, repairs, or replacements to the Gathering System (“Maintenance”), provided, however, that Gatherer shall use all commercially reasonable efforts to minimize the amount of time that Services are interrupted and to cooperate with Producer to minimize any production shut-in or interruption of lease operations. On or before December 1st of each Calendar Year, Gatherer shall provide Producer with written notice of the types of anticipated Maintenance, with anticipated dates of performance, to be performed during the next Calendar Year. No prior written notice shall be required for emergency Maintenance requirements, provided, however, in the event of any such emergency, Gatherer shall provide notice to Producer as soon as practicable, including reasonable details as to the nature of the emergency and the anticipated date that the related Service interruption shall cease.
Section 8.2    Maintenance Schedules.
(a)    If Maintenance is scheduled for any Month, Gatherer shall send notice to Producer setting forth the Maintenance that is to be performed during such Month in accordance with the notice requirements of Article 15, even if Gatherer does not think that such Maintenance shall cause a Service interruption.
(b)    No later than five working days prior to the beginning of the start of a Maintenance project, a volume curtailment allocation shall be sent to Producer if capacity allocations are determined to be necessary by Gatherer.
Section 8.3    Access to Facilities. Subject to its safety rules, regulations and procedures, Gatherer shall provide reasonable access to the Gathering System and related facilities to Producer for the purposes set forth in Section 7.1, provided that Producer shall not unreasonably interfere with the operations of the Gathering System or any related facility.
ARTICLE 9
GAS QUALITY
Section 9.1    Receipt Point Gas Quality Specifications. Producer’s Gas delivered to the Receipt Points shall meet the applicable Receipt Point Gas Quality Specifications.
Section 9.2    Non-Conforming Gas. If at any time Gatherer becomes aware that Producer’s Gas at a Receipt Point fails to conform to the applicable Receipt Point Gas Quality Specifications (“Off-Spec Gas”), then Gatherer shall promptly give Producer written notice of the deficiency, and Producer shall take commercially reasonable steps to remedy the deficiency. Gatherer shall use all commercially reasonable efforts to accept such Off-Spec Gas as long as (i) Gatherer is able to accept such Off-Spec Gas without unreasonable risk of harm to the Gathering System or to Gatherer’s personnel, (ii) the acceptance of such Off-Spec Gas does not render the Gathering System unable

Pg 17 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

to meet the Delivery Point Gas Quality Specifications, and (iii) Gatherer’s receipt of the Off-Spec Gas shall not be construed as a change of requirements for future volumes delivered to the Gathering System. Gatherer may immediately cease taking any Off-Spec Gas that Gatherer deems would be harmful to the Gathering System or Gatherer’s personnel.
Section 9.3    Reimbursement for Costs and Expenses. Producer shall reimburse Gatherer for all actual, reasonable costs and expenses directly resulting from damage to the Gathering System, or to other Shippers’ Gas therein, to the extent such damage is directly caused by the delivery to the Gathering System of Producer’s Gas that is Off-Spec Gas, except when Gatherer knowingly accepts such Off-Spec Gas into the Gathering System. Notwithstanding the above or anything else in this Agreement, Producer’s responsibility under this Section 9.3 shall be for actual, direct damages only, and in no event shall this Section 9.3 require Producer to pay or in any way be responsible for the special, indirect, consequential, punitive or exemplary damages of any Person.
ARTICLE 10
MEASUREMENT
Section 10.1    Equipment and Specifications. Producer’s Gas delivered into the Gathering System shall be measured by the Measurement Meter(s) at the Receipt Point(s), the Delivery Point(s), and any point(s) redelivering buyback gas to Producer. The Measurement Meter and appurtenant facilities shall be installed, operated, and maintained by Gatherer in accurate working order and condition, and in accordance with the requirements set forth in this Article 10, with good and workmanlike standards generally practiced by reasonably prudent gas pipeline operators, and in accordance with all Laws.
Section 10.2    Gas Meter Standards. Orifice meters installed in such measuring stations for Gas shall be constructed and operated in accordance with ANSI/API 2530 API 14.3, AGA Report No. 3, Orifice Metering of Natural Gas and Other Related Hydrocarbon Fluids (including as it may be revised from time to time) and shall include the use of flange connections and, where necessary, straightening vanes, flow conditioners, and/or pulsation dampening equipment. Ultrasonic meters or Coriolis meters installed in such measuring stations shall be constructed and operated in accordance with AGA Report No. 9, Measurement of Gas by Ultrasonic Meters, First Edition, and AGA Report No. 11, Measurement of Natural Gas by Coriolis Meter, respectively; and any subsequent modification and amendment thereof generally accepted within the Gas industry. Electronic flow computers shall be used and the Gas shall have its volume, mass, and/or heat content computed in accordance with the applicable AGA standards including, but not limited to, AGA Report Nos. 3, 5, 6, 7, 8 and API 21.1 “Flow Measurement Using Electronic Metering Systems” and any subsequent modifications and amendments thereof generally accepted within the Gas industry. When Gas chromatographs are used they shall be installed, operated, maintained, and verified according to industry standards (GPA 2261, GPA 2145, GPA 2172, and GPA 2177).
Section 10.3    Notice of Measurement Equipment Inspection and Calibration. Each Party shall give at least seventy-two (72) hours’ notice to the other Party in order that the other Party may, at its option, have representatives present to observe any reading, inspecting, testing, calibrating,

Pg 18 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

or adjusting of measuring equipment used in measuring or checking the measurement of receipts or deliveries of Gas under this Agreement. The official electronic data from such measuring equipment shall remain the property of the measuring equipment owner, but copies of such records shall, upon written request, be submitted, together with calculations and flow computer configurations therefrom, to the requesting Party for inspection and verification.
Section 10.4    Measurement Accuracy Verification. Each Party shall verify the accuracy of all transmitters, flow computers, and other equipment used in the measurement of the Gas hereunder at intervals not to exceed one hundred eighty (180) Days and cause such equipment to be adjusted or calibrated as necessary. Testing frequency shall be based upon each Receipt Point flow rate (Mcf/Day). Any flow rate at a Receipt Point that is: (x) greater than 1,000 Mcf/Day shall be tested Monthly, (y) between 101 and 1000 Mcf/Day shall be tested quarterly, and (z) less than 100 Mcf/Day shall be tested semi-annually. Neither Party shall be required to cause adjustment or calibration of such equipment more frequently than once every Month, unless a special test is requested pursuant to Section 10.5 of this Agreement. If, upon testing, (i) no adjustment or calibration error is found that results in an incremental adjustment to the calculated flow rate through each meter run in excess of two percent (2%) of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator) or (ii) any quantity error is not greater than two hundred fifty (250) Mcf per Month, then any previous recordings of such equipment shall be considered accurate in computing deliveries but such equipment shall be adjusted or calibrated at once. If, during any test of the measuring equipment, an adjustment or calibration error is found that results in (i) an incremental adjustment to the calculated flow rate through each meter run in excess of two percent (2%) of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator) and (ii) a quantity error greater than two hundred fifty (250) Mcf per Month (“Material Measurement Error”), then any previous recordings of such equipment shall be corrected to zero error for any period during which the error existed (and which is either known definitely or agreed to by the Parties) and the total flow for such period shall be determined in accordance with the provisions of Section 10.6. If the period of error condition cannot be determined or agreed upon between the Parties, such correction shall be for a period extending over the last one half (1/2) of the time elapsed since the date of the last test.
Section 10.5    Special Tests. In the event a Party desires a special test (a test not scheduled by a Party under the provisions of Section 10.4) of any measuring equipment, seventy-two (72) hours’ advance notice shall be given to the other Party and, after providing such notice, such test shall be promptly performed. If no Material Measurement Error is found, the Party requesting the test shall pay the costs of such special test including any labor and transportation costs pertaining thereto. If a Material Measurement Error is determined to exist, the Party responsible for such measurement shall pay such costs and perform any corrections required under Section 10.4.
Section 10.6    Metered Flow Rates in Error. If, for any reason, any measurement equipment is (i) out of adjustment, (ii) out of service, or (iii) out of repair, and, in each case, a Material

Pg 19 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

Measurement Error exists as a result thereof, the total quantity of Gas delivered shall be determined in accordance with the first of the following methods which is feasible:
(a)    by using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as provided for in Section 10.4);
(b)    where multiple meter runs exist in series, by calculation using the registration of such meter run equipment; provided that they are measuring Gas from upstream and downstream headers in common with the faulty metering equipment, are not controlled by separate regulators, and are accurately registering; or
(c)    by estimating the quantity, based upon deliveries made during periods of similar conditions when the meter was registering accurately.
Section 10.7    Record Retention. Gatherer shall retain and preserve all test data, charts, and similar records for any Calendar Year for a period of at least sixty (60) Months following such Calendar Year, unless any applicable Law requires a longer time period or Gatherer has received written notification of a dispute involving such records, in which case all records shall be retained until the related issue is resolved.
Section 10.8    Correction Factors for Volume Measurement. The computations of the volumes of Gas measured shall be made as follows:
(a)    The hourly orifice coefficient for each meter shall be calculated at the base pressure of fourteen and sixty-five hundredths (14.65) psia and the base temperature of sixty (60) degrees Fahrenheit. All Gas volume measurements shall be based on a local atmospheric pressure assumed to be thirteen and seven-tenths (13.7) psia.
(b)    The flowing temperature of the Gas shall be continuously measured. In the case of electronic metering, such temperature measurement shall be used as continuous input to the flow computer for calculation of Gas volume, mass, and/or energy content in accordance with the applicable AGA or API 21.1 standards including, but not limited to, AGA Report Nos. 3, 5, 6, 7, and 8 and any subsequent modification and amendments thereof generally accepted within the Gas industry.
(c)    Measurements of inside diameters of pipe runs and orifices shall be obtained by means of a micrometer to the nearest one-thousandth of an inch, and such measurements shall be used in computations of coefficients.
(d)    In determining the volume of Gas, when electronic transducers and flow computers are used, the Gas shall have its volume, mass, and/or energy content continuously integrated in accordance with the applicable AGA standards including, but not limited to, AGA report Nos. 3, 5, 6, 7, and 8 and any subsequent modification and amendments thereof generally accepted within the Gas industry.

Pg 20 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

(e)    In calculating the volume of Gas, deviation from Boyle’s Law at the pressure, specific gravity, and temperature for each measurement shall be determined by use of AGA Report No. 8, Compressibility Factors for Natural Gas and Other Related Hydrocarbon Gases, published by the AGA in conjunction with Gas Measurement Committee Report No. 3 and amendments thereto generally accepted within the Gas industry.
(f)    Whenever the conditions of pressure and temperature differ from the standards described herein, conversion of the volume from these conditions to the standard conditions shall be made in accordance with the Ideal Gas Laws, corrected for deviation by the methods set forth in the AGA Gas Measurement Committee Report No. 3, as said report may be amended from time to time.
Section 10.9    Exception to Gas Measurement Basis. If at any time the basis of measurement set out in this Agreement should conflict with any Law, then the basis of measurement provided for in such Law shall govern measurements hereunder.
Section 10.10    Gas Sampling. Receipt Point meters downstream of new wells or wells that have been changed due to a workover or other well bore alteration that could alter the Gas composition shall be sampled Monthly until the analyses demonstrate reasonable consistency. After such time, said meters shall then be sampled at the stated calibration frequency. Gatherer shall install and maintain a Gas composite sampler at each Receipt Point.
(a)    Receipt Points. The composition, specific gravity, and Gross Heating Value of Gas shall be determined by the measuring party taking a sample at the same frequency as the meter calibration test. The sample shall be acquired through either an on-line Gas chromatograph or a composite sampler. The analytical results shall be applied at the beginning of the Month the sample is taken until a subsequent representative sample is applied.
(b)    Delivery Points. The composition, specific gravity, and Gross Heating Value of Gas shall be determined by the measuring party taking a sample at the same frequency as the meter calibration test. The sample shall be acquired through either an on-line Gas chromatograph or a composite sampler. The analytical results shall be applied at the beginning of the Month the sample is taken until a subsequent representative sample is applied.
(c)    The specific gravity of Gas at all applicable measurement points shall be determined by a Gas chromatographic component analysis to the nearest one thousandth (0.001) of the samples of the Gas taken for test purposes as provided above, or by such other method as shall be mutually agreed upon.
(d)    The Gross Heating Value shall be measured by Gas chromatographic analysis or component analysis of the samples of the Gas taken for test purposes as provided above, or by such other method as shall be mutually agreed upon.

Pg 21 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

Section 10.11    Modifications to Measurement Procedures. In the event the measurement procedures herein cease to be reflective of actual operations or become inequitable in any respect, such measurement procedures shall be modified to reflect actual operations and to remove such inequities, as long as such modified measurement procedures are consistently applied to Producer and all other Shippers utilizing the Gathering System.
ARTICLE 11
FORCE MAJEURE
Section 11.1    Suspension of Obligations. In the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to indemnify and/or to make payments due hereunder, and such Party gives notice and reasonably full particulars of such Force Majeure in writing to the other Party promptly after the occurrence of the cause relied on, then the obligations of the Party giving such notice, so far as and to the extent affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall so far as possible be remedied with all reasonable dispatch by the Party claiming Force Majeure. A Force Majeure event affecting the performance of a Party shall not relieve it of liability in the event of its gross negligence, where such gross negligence was the cause of, or a contributing factor in causing, the Force Majeure event, or in the event of its failure to use commercially reasonable efforts to remedy the situation and remove the cause with all reasonable dispatch. Additionally, it is specifically understood that a Force Majeure shall in no way terminate each Party’s obligation to balance those volumes of Gas received and delivered hereunder.
Section 11.2    Definition of Force Majeure. “Force Majeure” shall mean any cause or causes not reasonably within the control of the Party claiming suspension and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, including, without limitation, any of the following that meets the foregoing criteria: acts of God, acts and/or delays in action of any Governmental Authority, strikes, lockouts, work stoppages or other industrial disturbances, acts of a public enemy, sabotage, wars, blockades, insurrections, riots, acts of terror, epidemics, landslides, lightning, earthquakes, fires, storms, storm warnings, floods, washouts, extreme cold or freezing weather, arrests and restraints of governments and people, civil or criminal disturbances, explosions, mechanical failures, breakage or accident to equipment installations, machinery, compressors, or lines of pipe and associated repairs, freezing of wells or lines of pipe, partial or entire failure of wells, pipes, facilities, or equipment, electric power unavailability or shortages, failure of Third Party pipelines, gatherers, or processors to deliver, receive, or transport Gas, and, in those instances where a Party is required to secure permits from any Governmental Authority to enable such Party to fulfill its obligations under this Agreement, the inability of such Party, at reasonable costs and after the exercise of all reasonable diligence, to acquire such permits; provided, however, that a Governmental Authority requiring Gatherer to provide gathering services to Third Parties shall not constitute Force Majeure. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirement that a Force Majeure be remedied with all reasonable dispatch shall not require

Pg 22 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

the settlement of strikes or lockouts by acceding to the demands of Persons striking when such course is inadvisable in the sole discretion of the Party having the difficulty.
ARTICLE 12
INDEMNIFICATION
Section 12.1    Definitions. The following terms are defined as follows.
(a)    “Gatherer Indemnified Parties” Gatherer and its Affiliates, and its and their respective shareholders, stockholders, members, partners, officers, directors, employees, contractors, subcontractors, and agents.
(b)    “Producer Indemnified Parties” Producer and its Affiliates, and its and their respective shareholders, stockholders, members, partners, officers, directors, employees, contractors, subcontractors, and agents.

Pg 23 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

Section 12.2    PRODUCER’S CONTROL AND LIABILITY. AS BETWEEN PRODUCER AND GATHERER UNDER THIS AGREEMENT, PRODUCER SHALL BE DEEMED IN CONTROL AND POSSESSION OF: (I) PRODUCER’S GAS BEFORE SUCH GAS IS DELIVERED TO GATHERER AT THE RECEIPT POINT, AND (II) PRODUCER’S GAS AND CONDENSATE AFTER SUCH GAS AND CONDENSATE HAVE BEEN DELIVERED TO OR FOR PRODUCER’S ACCOUNT AT THE DELIVERY POINT. WHEN PRODUCER’S GAS AND/OR CONDENSATE ARE IN THE CONTROL AND POSSESSION OF PRODUCER AS DESCRIBED HEREIN, PRODUCER SHALL BE RESPONSIBLE FOR, AND SHALL RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS GATHERER INDEMNIFIED PARTIES FROM ANY AND ALL CLAIMS OR LOSSES (AS DEFINED IN ARTICLE 1) FOR OR RESULTING FROM ACTUAL PHYSICAL LOSS OR DAMAGE OR ACTUAL INJURY CAUSED BY PRODUCER’S GAS WHILE IN A PRODUCER INDEMNIFIED PARTY’S CONTROL AND POSSESSION, EXCEPT TO THE EXTENT SUCH LOSS, DAMAGE, OR INJURY IS CAUSED BY A BREACH OF THIS AGREEMENT BY GATHERER OR THE NEGLIGENCE, GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR OTHER FAULT OF ANY OF THE GATHERER INDEMNIFIED PARTIES OR EXCEPT TO THE EXTENT COVERED BY SECTION 12.4. PRODUCER’S INDEMNIFICATION, DEFENSE, AND HOLD HARMLESS OBLIGATIONS UNDER THIS SECTION SHALL BE SUBJECT TO THE LIMITATION OF DAMAGES SET FORTH IN ARTICLE 18 AND THE WAIVER OF CERTAIN REMEDIES IN ARTICLE 18.
Section 12.3    GATHERER’S CONTROL AND LIABILITY. AS BETWEEN PRODUCER AND GATHERER UNDER THIS AGREEMENT, GATHERER SHALL BE DEEMED IN CONTROL AND POSSESSION OF: (I) PRODUCER’S GAS AFTER SUCH GAS IS DELIVERED TO GATHERER AT THE RECEIPT POINT AND (II) PRODUCER’S GAS AND CONDENSATE BEFORE SUCH GAS AND CONDENSATE HAVE BEEN DELIVERED TO OR FOR PRODUCER’S ACCOUNT AT THE DELIVERY POINT. WHEN PRODUCER’S GAS AND/OR THE CONDENSATE ARE IN THE CONTROL AND POSSESSION OF GATHERER AS DESCRIBED HEREIN, GATHERER SHALL BE RESPONSIBLE FOR, AND SHALL RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS PRODUCER INDEMNIFIED PARTIES FROM ANY AND ALL CLAIMS OR LOSSES (AS DEFINED IN ARTICLE 1) FOR OR RESULTING FROM ACTUAL PHYSICAL LOSS OR DAMAGE OR ACTUAL INJURY CAUSED BY SUCH GAS AND/OR CONDENSATE WHILE IN A GATHERER INDEMNIFIED PARTY’S CONTROL AND POSSESSION, EXCEPT TO THE EXTENT SUCH LOSS, DAMAGE, OR INJURY IS CAUSED BY A BREACH OF THIS AGREEMENT BY PRODUCER OR THE NEGLIGENCE, GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR OTHER FAULT OF ANY OF THE PRODUCER INDEMNIFIED PARTIES OR EXCEPT TO THE EXTENT COVERED BY SECTION 12.4. GATHERER’S INDEMNIFICATION, DEFENSE, AND HOLD HARMLESS OBLIGATIONS UNDER THIS SECTION SHALL BE SUBJECT TO THE LIMITATION OF DAMAGES SET FORTH IN ARTICLE 18 AND THE WAIVER OF CERTAIN REMEDIES IN ARTICLE 18.

Pg 24 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

Section 12.4    Personal Injury Claims of Producer Indemnified Parties and Gatherer Indemnified Parties. PRODUCER SHALL BE RESPONSIBLE FOR, AND SHALL RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS GATHERER INDEMNIFIED PARTIES FROM ANY AND ALL CLAIMS OR LOSSES (AS DEFINED IN ARTICLE 1) FOR OR RESULTING FROM ANY BODILY INJURY, DEATH, OR ILLNESS SUFFERED BY ANY OF THE PRODUCER INDEMNIFIED PARTIES ARISING OUT OF OR RELATING TO THE PARTIES’ ACTIVITIES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH INJURY IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY GATHERER INDEMNIFIED PARTIES. GATHERER SHALL BE RESPONSIBLE FOR, AND SHALL RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS PRODUCER INDEMNIFIED PARTIES FROM ANY AND ALL CLAIMS OR LOSSES (AS DEFINED IN ARTICLE 1) FOR OR RESULTING FROM ANY BODILY INJURY, DEATH, OR ILLNESS SUFFERED BY ANY OF THE GATHERER INDEMNIFIED PARTIES ARISING OUT OF OR RELATING TO THE PARTIES’ ACTIVITIES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH INJURY IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY PRODUCER INDEMNIFIED PARTIES.
Section 12.5    Insurance. In support of the liability and indemnity obligations assumed by the Parties in this Agreement, each Party agrees to obtain and maintain, at its own expense, insurance coverages in the types and amounts which are comparable with its peers and that is generally carried by companies performing the same or similar activities as the Parties in this Agreement. In addition, each Party shall comply with all statutory insurance requirements determined by governmental laws and regulations, as applicable. To the extent of the Parties’ indemnity obligations or liabilities assumed under this Agreement, (i) each Party’s insurance coverage shall be primary to and shall receive no contribution from any insurance maintained by the Indemnified Parties, and (ii) any insurance of each Party shall waive rights of subrogation against the Indemnified Parties and include the Indemnified Parties as additional insured under any applicable coverages. Failure to obtain adequate insurance coverage shall in no way relieve or limit any indemnity or liability of either Party under this Agreement.
ARTICLE 13
TITLE
Section 13.1    Producer’s Warranty. Producer warrants that it owns, or has the right to deliver, Producer’s Gas to the Receipt Points for the purposes of this Agreement, free and clear of all liens, encumbrances, and adverse claims. If the title to Producer’s Gas delivered hereunder is disputed or is involved in any legal action in any material respect, Gatherer shall have the right to cease receiving such Gas, to the extent of the interest disputed or involved in legal action, during the pendency of the action or until title is freed from the dispute or until Producer furnishes, or causes to be furnished, indemnification to save Gatherer harmless from all Claims or Losses arising out of the dispute or action, with surety reasonably acceptable to Gatherer. Subject to Sections 18.9 and 18.10, Producer agrees to indemnify the Gatherer Indemnified Parties from and against all

Pg 25 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

Claims or Losses suffered by the Gatherer Indemnified Parties, to the extent such Claims or Losses arise out of a breach of the foregoing warranty.
Section 13.2    Gatherer’s Warranty. Gatherer warrants that it has the right to accept Gas at the Receipt Points and to deliver Gas to the Delivery Points free and clear of all liens, encumbrances, and adverse claims. If the Gathering System is involved in any legal action in any material respect, Producer shall have the right to withhold payment (without interest), or cease delivering Gas, to the extent of the interest disputed or involved in legal action, during the pendency of the action or until Gatherer furnishes, or causes to be furnished, indemnification to save Producer harmless from all Claims or Losses arising out of the dispute or action, with surety reasonably acceptable to Producer. Subject to Sections 18.9 and 18.10, Gatherer agrees to indemnify the Producer Indemnified Parties from and against all Claims or Losses suffered by the Producer Indemnified Parties, to the extent such Claims or Losses arise out of a breach of the foregoing warranty.
Section 13.3    Title. Title to Producer’s Gas delivered under this Agreement, including all constituents thereof, shall remain with and in Producer or its designee at all times.
ARTICLE 14
ROYALTY AND TAXES
Section 14.1    Proceeds of Production. Producer shall have the sole and exclusive obligation and liability for the payment of all Persons due any proceeds derived by Producer from Producer’s Gas (including all constituents and products thereof) delivered under this Agreement, including, without limitation, royalties, overriding royalties, and similar interests, in accordance with the provisions of the leases or agreements creating those rights to such proceeds.
Section 14.2    Producer’s Taxes. Producer shall pay and be responsible for all gross production and severance Taxes levied against or with respect to Producer’s Gas delivered under this Agreement, all ad valorem Taxes levied against the property of Producer, all income, excess profits, and other Taxes measured by the income or capital of Producer, and all payroll Taxes related to employees of Producer.
Section 14.3    Gatherer’s Taxes. Gatherer shall pay and be responsible for all Taxes levied with respect to the providing of Services under this Agreement, all ad valorem Taxes levied against the property of Gatherer, all income, excess profits, and other Taxes measured by the income or capital of Gatherer, and all payroll Taxes related to employees of Gatherer.
ARTICLE 15
NOTICE AND PAYMENT INSTRUCTIONS
Except as specifically provided elsewhere in this Agreement, any notice or other communication provided for in this Agreement shall be in writing and shall be given (i) by depositing in the United States mail, postage paid and certified with return receipt requested, (ii) by depositing with a reputable overnight courier, (iii) by delivering to the recipient in person by courier, or (iv) by

Pg 26 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

facsimile or email transmission, in each of the foregoing cases addressed to the applicable Party as set forth on Exhibit C, and payments required under this Agreement shall be made to the applicable Party according to the payment instructions set forth on such exhibit. A Party may at any time designate a different address or payment instructions by giving written notice to the other Party. Notices, invoices, allocation statements, claims, or other communications shall be deemed received when delivered to the addressee in person, or by courier, or transmitted by facsimile transmission or email during normal business hours, or upon actual receipt by the addressee after such notice has either been delivered to an overnight courier or deposited in the United States mail, as the case may be.
ARTICLE 16
DISPUTE RESOLUTION
Section 16.1    Negotiation. Prior to submitting any dispute for resolution by a court, a Party shall provide written notice of such dispute to the other Party. If the Parties fail to resolve the dispute within fifteen (15) Business Days after such notice is given, the Parties shall seek to resolve the dispute by negotiation between senior management personnel of each Party. Such personnel shall endeavor to meet and attempt to amicably resolve the dispute. If the Parties are unable to resolve the dispute for any reason within thirty (30) Business Days after the original notice of dispute was given, then either Party shall be entitled to pursue any available remedies; provided, however, this Section 16.1 shall not limit a Party’s right to initiate litigation prior to the expiration of the time periods set forth in this Section 16.1 if application of such limitations would prevent a Party from filing a Claim within the applicable period for filing lawsuits (e.g. statutes of limitation, prescription, etc.) or would otherwise prejudice or harm a Party.
Section 16.2    Jurisdiction and Venue.
(a)    Each Party agrees that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in Houston, Texas, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.
(b)    Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection (including, without limitation, the defense of inconvenient forum) which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any court referred to in paragraph (a) above.

Pg 27 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 17
TERM
Section 17.1    Term. This Agreement is effective on the Effective Date and shall continue in full force and effect until March 31, 2032 (the “Primary Term”); provided that Producer shall have two (2) successive options to extend the Primary Term by five (5) Years each. Each five (5)-Year Primary Term extension shall occur automatically unless Producer gives Gatherer at least nine (9) Months’ prior written notice that it does not wish to extend the Primary Term. Unless terminated at the end of the Primary Term by either Party giving at least six (6) Months’ prior written notice, this Agreement shall continue after the Primary Term on a Year-to-Year basis unless terminated at the end of any Yearly extension period by either Party giving at least six (6) Months’ prior written notice. Notwithstanding anything to the contrary in this Section 17.1, Producer shall have the right to terminate this Agreement upon the termination or expiration of that certain Gas Processing Agreement between Producer and Alpine High Processing LP dated [_______]. For purposes of this Agreement, the period during which this Agreement continues in full force and effect prior to any termination is referred to herein as the “Term”.
Section 17.2    Obligations Upon Termination. Upon termination of this Agreement, unless the Parties agree to the terms of a new gathering arrangement, the Parties shall reasonably cooperate with each other in (i) disconnecting their respective facilities from each other’s facilities and (ii) to the extent that one Party has facilities located on the other Party’s property, allowing such Party to remove its facilities from such other Party’s property.

Pg 28 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 18
MISCELLANEOUS
Section 18.1    Confidentiality. Producer’s 2-Year Forecast delivered to Gatherer pursuant to Section 2.1 and all other information received by Gatherer pursuant to the terms of this Agreement which involves or in any way relates to Producer’s production estimates, development plans and/or other similar information shall be kept strictly confidential by Gatherer, and Gatherer shall not disclose any such information to any third Person or use any such information for any purpose other than performing under this Agreement, provided, however, Gatherer may disclose such information to those of its legal counsel, accountants and other representatives with a specific need to know such information for purposes of Gatherer’s performance under this Agreement or enforcement of this Agreement or as required by applicable Law, provided such third Persons have likewise agreed in writing to the confidentiality and non-use restrictions set forth herein. In the event Gatherer is required by Law to disclose any such information, Gatherer shall first notify Producer in writing as soon as practicable of any proceeding of which it is aware that may result in disclosure and shall use all reasonable efforts to prevent or limit such disclosure. Producer’s confidential information shall not include information that Gatherer can satisfactorily demonstrate was: (a) rightfully in the possession of Gatherer prior to Producer’s disclosure hereunder; (b) in the public domain prior to Producer’s disclosure hereunder; (c) made public by any Governmental Authority; (d) supplied to Gatherer without restriction by a Third Party who is under no obligation to Producer to maintain such confidential information in confidence; or (e) independently developed by Gatherer. The confidentiality requirements and non-use restrictions set forth herein shall survive termination or expiration of this Agreement for two (2) Years after such termination or expiration. Notwithstanding anything else in this Agreement, the Parties agree that there is not an adequate remedy at law for any breach of these confidentiality and non-use restrictions and, therefore, Producer shall be entitled (without the posting of any bond) to specific performance and injunctive relief restraining any breach hereof, in addition to any other rights and remedies which it may have or be entitled.

Pg 29 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

Section 18.2    Independent Contractor. Notwithstanding anything else in this Agreement, Gatherer undertakes its obligations under this Agreement as an independent contractor, at its sole risk, and all Persons carrying out any of Gatherer’s obligations set forth herein for or on behalf of Gatherer are or shall be deemed employees, contractors, subcontractors, agents, and/or representatives of Gatherer, subject to the direction and control of Gatherer. Gatherer is to determine the manner, means, and methods in which such Persons shall carry out their work to attain the results contemplated by this Agreement, consistent with the general coordinative efforts and suggestions of Producer with respect to the work. Nothing in this Agreement or inferred from any action of either Party shall be taken to establish the relationship of master and servant or principal and agent between Producer and Gatherer.
Section 18.3    Rights; Waivers. The failure of either Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times. No waiver by either Party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided.
Section 18.4    Applicable Laws. This Agreement is subject to all valid present and future Laws of any Governmental Authority(ies) now or hereafter having jurisdiction over the Parties, this Agreement, or the Services performed or the facilities utilized under this Agreement.
Section 18.5    Governing Law. This Agreement shall be governed by, construed, and enforced in accordance with the Laws of the State of Texas, without regard to any choice of law principles that would require the application of the Laws of any other jurisdiction, PROVIDED, HOWEVER, THAT NO LAW, THEORY, OR PUBLIC POLICY SHALL BE GIVEN EFFECT WHICH WOULD UNDERMINE, DIMINISH, OR REDUCE THE EFFECTIVENESS OF EACH PARTY’S WAIVER OF SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, AND EXEMPLARY DAMAGES SET FORTH IN SECTION 18.9 OR WAIVER OF THE RIGHT TO CERTAIN REMEDIES SET FORTH IN SECTION 18.10, IT BEING THE EXPRESS INTENT, UNDERSTANDING, AND AGREEMENT OF THE PARTIES THAT SUCH WAIVERS ARE TO BE GIVEN THE FULLEST EFFECT, NOTWITHSTANDING ANY PRE-EXISTING CONDITION OR THE NEGLIGENCE (WHETHER SOLE, JOINT, OR CONCURRENT), GROSS NEGLIGENCE, WILLFUL MISCONDUCT, STRICT LIABILITY, OR OTHER LEGAL FAULT OF ANY PARTY HERETO, OR OTHERWISE.
Section 18.6    Assignments. This Agreement, including any and all renewals, extensions, and amendments hereto, and all rights, title, and interests contained herein, shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors, and assigns, the assigns of all or any part of Gatherer’s right, title, or interest in the Gathering System, and the assigns of all or any part of Producer’s Interests in the Dedicated Area, and each Party’s respective obligations hereunder shall be covenants running with the lands underlying or included in any such assets. Neither Party shall Transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, delayed, or

Pg 30 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

conditioned; provided, however, that either Party may Transfer any of its rights or obligations under this Agreement to any Affiliate of such Party without the prior written consent of the other Party and that, in connection with a Transfer of all or any portion of the Dedicated Area, Producer shall Transfer its corresponding rights and obligations under this Agreement without the need for the prior written consent of Gatherer. Any Transfer of this Agreement shall expressly require that the assignee assume and agree to discharge the duties and obligations of its assignor under this Agreement, and the assignor shall be released from the duties and obligations arising under this Agreement which accrue after the effective date of such Transfer. Gatherer shall not Transfer its rights and interests in the Gathering System, in whole or in part, unless the transferee of such interests agrees in writing to be bound by the terms and conditions of this Agreement. No Transfer of this Agreement or of any interest of either Party shall be binding on the other Party until such other Party has been notified in writing of such Transfer and furnished with reasonable evidence of same. No such Transfer of this Agreement or of any interests of either Party shall operate in any way to enlarge, alter, or modify any obligation of the other Party hereto. Any Person that succeeds by purchase, merger, or consolidation with a Party hereto shall be subject to the duties and obligations of its predecessor in interests under this Agreement.
Section 18.7    Entire Agreement. This Agreement constitutes the entire agreement of the Parties and supersedes all prior understandings, agreements, representations, and/or warranties by or among the Parties, written or oral, with respect to the subject matter hereof. No other representations, warranties, understandings, or agreements shall have any effect on this Agreement.
Section 18.8    Amendments. This Agreement may not be amended or modified in any manner except by a written document signed by both Parties that expressly amends this Agreement.
Section 18.9    LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES (COLLECTIVELY, “CONSEQUENTIAL DAMAGES”) RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT OR WARRANTY, OR OTHERWISE. IN FURTHERANCE OF THE FOREGOING, EACH PARTY RELEASES THE OTHER PARTY AND WAIVES ANY RIGHT OF RECOVERY FOR CONSEQUENTIAL DAMAGES SUFFERED BY SUCH PARTY, REGARDLESS OF WHETHER ANY SUCH DAMAGES ARE CAUSED BY THE OTHER PARTY’S NEGLIGENCE (AND REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, CONCURRENT, ACTIVE, PASSIVE, OR GROSS), FAULT, OR LIABILITY WITHOUT FAULT. GATHERER UNDERSTANDS THAT PRODUCER IS RELYING ON GATHERER’S PERFORMANCE UNDER THIS AGREEMENT TO ENABLE PRODUCER TO MEET ITS DEDICATION OBLIGATIONS UNDER DOWNSTREAM CONTRACTS, AND GATHERER EXPRESSLY AGREES THAT ANY DAMAGES SUFFERED BY PRODUCER UNDER ANY SUCH DOWNSTREAM CONTRACT AS A RESULT OF

Pg 31 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

GATHERER’S UNEXCUSED FAILURE TO PERFORM UNDER THIS AGREEMENT SHALL BE CONSIDERED DIRECT DAMAGES.
Section 18.10    RIGHTS AND REMEDIES. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT THAT MAY BE CONSTRUED TO THE CONTRARY, A PARTY’S SOLE REMEDY AGAINST THE OTHER PARTY FOR NON-PERFORMANCE OR BREACH OF THIS AGREEMENT OR ANY OTHER CLAIM OF WHATSOEVER NATURE ARISING OUT OF THIS AGREEMENT OR OUT OF ANY ACTION OR INACTION BY A PARTY IN RELATION HERETO SHALL BE IN CONTRACT AND EACH PARTY EXPRESSLY WAIVES ANY OTHER REMEDY IT MAY HAVE IN LAW OR EQUITY, INCLUDING, WITHOUT LIMITATION, ANY REMEDY IN TORT.
Section 18.11    No Partnership. Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust, fiduciary, or partnership duty, obligation, or liability on or with regard to either Party.
Section 18.12    Rules of Construction. In construing this Agreement, the following principles shall be followed:
(a)    no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;
(b)    the headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and/or conditions hereof;
(c)    examples shall not be construed to limit, expressly or by implication, the matter they illustrate;
(d)    the word “includes” and its syntactical variants mean “includes, but is not limited to” and corresponding syntactical variant expressions; and
(e)    the plural shall be deemed to include the singular and vice versa, as applicable.

Pg 32 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

Section 18.13    No Third Party Beneficiaries. Except for Persons expressly indemnified hereunder, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person, it being the intention of the Parties that no Third Party shall be deemed a third-party beneficiary of this Agreement.
Section 18.14    Further Assurances. Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.
Section 18.15    No Inducements. No director, employee, or agent of any Party shall give or receive any commission, fee, rebate, gift, or entertainment of significant cost or value in connection with this Agreement.
Section 18.16    Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.
Section 18.17    Survival. The terms of this Agreement which by their nature should reasonably be expected to survive termination or expiration of this Agreement shall survive, including, without limitation, Article 7 (Audit Rights), Article 12 (Indemnification), Article 16 (Dispute Resolution), Section 18.1 (Confidentiality), Section 18.5 (Governing Law), Section 18.9 (Limitation of Liability), Section 18.10 (Rights and Remedies), this Section 18.17 (Survival), and the obligations of either Party under any provision of this Agreement to make payment hereunder.
Section 18.18    Changes in Laws. If following the date of this Agreement there is a change in any Law or legal requirement affecting the Services provided by Gatherer which, in the reasonable judgment of Gatherer, materially adversely affects the economics for Gatherer of the Services provided under this Agreement, then, upon notice by Gatherer to Producer, the Parties will as promptly as practicable meet to negotiate in good faith such changes to the terms of this Agreement as may be necessary or appropriate to preserve and continue for the Parties the rights and benefits originally contemplated for the Parties by this Agreement, with such amendment to this Agreement to be effective no later than the effective date of such new or amended applicable Law. If the Parties cannot agree on replacement terms, then either party may terminate this Agreement by giving the other party written notice of termination. Such termination will be effective no earlier than sixty (60) Days after the date of the notice.
Section 18.19    Exhibits. The following exhibits are attached to this Agreement and are incorporated herein by this reference:
Exhibit A    -    Dedicated Area
Exhibit B    -    Receipt Points; Delivery Points
Exhibit C    -    Addresses for Notices, Statements, and Payments
Exhibit D    -    Form of Memorandum of Agreement
Exhibit E    -    Form of Memorandum of Release

Pg 33 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the Effective Date.
GATHERER:
ALPINE HIGH GATHERING LP
By:    Alpine High Subsidiary GP LLC, its general partner

By:
Printed Name:________________________
Title: _______________________________

PRODUCER:
[____________]

By:
Printed Name:____________________________
Title: ___________________________________

Pg 34 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A
DEDICATED AREA
This Exhibit A is to the Gas Gathering Agreement between Alpine High Gathering LP (“Gatherer”) and [__________] (“Producer”) dated [___________], and is for all purposes made a part of said Agreement.
“Dedicated Area” shall mean the following lands as further described in the map (the area within the red border) and table below, as the same may be updated annually pursuant to Section 2.1(b). In the event of a conflict between the map and the table, the map shall control.
[Insert map with boundaries around each block containing any property assigned to transferee producer]
[Insert description of property assigned to transferee producer]

Section	Block	Survey	County	WI%

Pg 35 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B
RECEIPT POINTS; DELIVERY POINTS

This Exhibit B is to the Gas Gathering Agreement between Alpine High Gathering LP (“Gatherer”) and [___________] (“Producer”) dated [_________], and is for all purposes made a part of said Agreement.

LOW PRESSURE RECEIPT POINTS

Receipt Point Name	Meter Number	Gathering Subsystem	MAOP	Required Pressure

LOW PRESSURE DELIVERY POINTS

Delivery Point Name	Location	Required Pressure

HIGH PRESSURE RECEIPT POINTS

Receipt Point Name	Meter Number	MAOP
HIGH PRESSURE DELIVERY POINTS

Receipt Point Name	Meter Number	MAOP

Pg 36 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C
ADDRESSES FOR NOTICES, STATEMENTS, AND PAYMENTS
Additional Delivery Point Outline

This Exhibit C is to the Gas Gathering Agreement between Alpine High Gathering LP (“Gatherer”) and [_________] (“Producer”) dated [___________], and is for all purposes made a part of said Agreement.

Gatherer
Notices: Alpine High Gathering LP Attn: Commercial Operations 17802 IH-10 West Suite 300 San Antonio, TX 78257 Telephone: 210-447-5629 Email: CommercialOperations@Apachecorp.com	Payments by Check: c/o Apache Corporation PO Box 840133 Dallas, TX 75284-0133
Scheduling and Nominations: Attn: Commercial Operations Telephone: 210-447-5629 Email: CommercialOperations@Apachecorp.com	Payments by Wire Transfer: c/o [***] Bank: [***] ABA No.: [***] Account: [***] Account No.: [***]
Producer
Notices:	Invoices/Statements:	Scheduling and Nominations:
Payments by Wire Transfer:	Payments by Check:

Pg 37 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT D
FORM OF MEMORANDUM OF AGREEMENT
This Exhibit D is to the Gas Gathering Agreement between Alpine High Gathering LP (“Gatherer”) and [___________] (“Producer”) dated [___________], and is for all purposes made a part of said Agreement.
State of Texas     §
§
County of [____]    §

MEMORANDUM OF AGREEMENT
This Memorandum of Agreement is entered into this __ day of ______________, 20__ (the “Effective Date”) between Alpine High Gathering LP, a Delaware limited partnership (“Gatherer”) and [___________], a [___________] (“Producer”).
RECITALS
WHEREAS, Gatherer and Producer have entered into a certain Gas Gathering Agreement dated [___________] (the “Agreement”), pursuant to which Producer dedicated Gas produced from the Dedicated Area for gathering by Gatherer; and
WHEREAS, the Parties wish to file this Memorandum of Agreement to put third parties on notice as to the existence of the Agreement.
1.    Dedication.

Producer’s interests in the acreage and/or well(s) set forth on Exhibit A hereto (“Dedicated Area”) are dedicated to Gatherer for gathering. The Agreement is for an initial term ending on March 31, 2032, but subject to extension, renewal, and/or termination as more particularly provided therein.

2.    Incorporation of Agreement and Effect of Memorandum.

The sole purpose of this Memorandum of Agreement is to give notice to third parties of the existence of the Agreement and the rights of Gatherer in and to Producer’s Gas from the Dedicated Area. This Memorandum shall not modify in any manner any of the terms and conditions of the Agreement, and nothing in this Memorandum is intended to and shall not be used to interpret the Agreement. The provisions of the Agreement are hereby incorporated into this Memorandum of Agreement as if set out fully herein. In the event of any irreconcilable conflict between the terms of this Memorandum and the terms of the Agreement, the terms of the Agreement shall govern and control for all purposes.
3.    Defined Terms.
All capitalized terms not defined herein shall have the same meaning assigned such terms in the Agreement.

Pg 38 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, this Memorandum of Agreement is executed by Gatherer and Producer as of the date of acknowledgement of their signatures, but is effective for all purposes as of the Effective Date stated above.

GATHERER
ALPINE HIGH GATHERING LP
By:    Alpine High Subsidiary GP LLC, its general partner
By:
Name:
Title:

PRODUCER
[___________]
By: ________________________________
Name: ______________________________
Title: _______________________________

Pg 39 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

STATE OF TEXAS                §
§
COUNTY OF [___________]            §

This instrument was acknowledged before me this day of        , 20__ by [___________], the [__________] of Alpine High Subsidiary GP LLC, the general partner of Alpine High Gathering LP, on behalf of such entity.
In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:                __________________________________________
Notary Public in and for the
State of Texas
My Commission Expires:
Commission No.:

STATE OF TEXAS             §
§
COUNTY OF [___________]          §

This instrument was acknowledged before me this day of        , 20__ by [___________], the [__________] of [___________] on behalf of such entity.

In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:                __________________________________________
Notary Public in and for the
State of Texas
My Commission Expires:
Commission No.:

Pg 40 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A
TO
MEMORANDUM OF AGREEMENT

DEPICTION OF DEDICATED AREA

Pg 41 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT E
FORM OF MEMORANDUM OF RELEASE
This Exhibit E is to the Gas Gathering Agreement between Alpine High Gathering LP (“Gatherer”) and [___________] (“Producer”) dated [___________], and is for all purposes made a part of said Agreement.
State of Texas     §
§
County of [____]    §

MEMORANDUM OF RELEASE
This Memorandum of Release is entered into this __ day of ______________, 20__ (the “Effective Date”) between Alpine High Gathering LP, a Delaware limited partnership (“Gatherer”) and [___________], a [___________] (“Producer”).
RECITALS
WHEREAS, Gatherer and Producer have previously entered into a certain Gas Gathering Agreement dated [___________] (the “Agreement”), pursuant to which Producer dedicated Gas produced from the Dedicated Area for gathering by Gatherer; and
WHEREAS, a Memorandum of Agreement dated [___], was executed by Gatherer and Producer to give notice to third parties of the existence of the Agreement and the respective rights and obligations of Gatherer and Producer with respect thereto and with respect to the dedication as set forth therein; and
WHEREAS, such Memorandum of Agreement was filed of record in Book ____, Page_____ of the real property records of [___] County, Texas; and
WHEREAS, the Parties wish to file this Memorandum of Release to put third parties on notice as to the release of certain Interests from the dedication.
4.    Release from Dedication.

The following Interests in the following acreage and/or well(s) (“Released Interests”) are hereby released from the dedication, as further set forth on Exhibit A hereto:

[Description of Released Interests]

5.    Incorporation of Agreement and Effect of Memorandum.

The sole purpose of this Memorandum of Release is to give notice to third parties of the existence of the Agreement, the rights of Gatherer in and to Producer’s Gas from the Dedicated Area, and the release of the Released Interests from the dedication. This Memorandum shall not modify in any manner any of the terms and conditions of the Agreement, and nothing in this Memorandum is intended to and shall not be used to interpret the Agreement. The provisions of the Agreement are hereby incorporated into this Memorandum of Release as if set out fully herein.

Pg 42 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

In the event of any irreconcilable conflict between the terms of this Memorandum and the terms of the Agreement, the terms of the Agreement shall govern and control for all purposes.
6.    Defined Terms.
    All capitalized terms not defined herein shall have the same meaning assigned such terms in the Agreement.

IN WITNESS WHEREOF, this Memorandum of Release is executed by Gatherer and Producer as of the date of acknowledgement of their signatures, but is effective for all purposes as of the Effective Date stated above.

GATHERER
ALPINE HIGH GATHERING LP
By:    Alpine High Subsidiary GP LLC
By:
Name:
Title:

PRODUCER
[___________]
By: ________________________________
Name: ______________________________
Title: _______________________________

Pg 43 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

STATE OF TEXAS                §
§
COUNTY OF [___________]            §

This instrument was acknowledged before me this day of        , 20__ by [___________], the [__________] of Alpine High Subsidiary GP LLC, the general partner of Alpine High Gathering LP, on behalf of such entity.
In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:                __________________________________________
Notary Public in and for the
State of Texas
My Commission Expires:
Commission No.:

STATE OF TEXAS             §
§
COUNTY OF [___________]          §

This instrument was acknowledged before me this day of        , 20__ by [___________], the [__________] of [___________] on behalf of such entity.

In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:                __________________________________________
Notary Public in and for the
State of Texas
My Commission Expires:
Commission No.:

Pg 44 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A
TO
MEMORANDUM OF RELEASE

DEPICTION OF RELEASED INTERESTS

Pg 45 of 45
Gas Gathering Agreement dated [__________]
Between Alpine High Gathering LP (Gatherer) and [__________] (Producer)